                                                                   EXHIBIT 10.76


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH NOTE NOR ANY INTEREST THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED UNLESS (1) THE PARTNERSHIP (AS DEFINED BELOW) EXPRESSLY APPROVES IN WRITING SUCH SALE, ASSIGNMENT, TRANSFER OR PLEDGE OR SUCH TRANSACTION IS PERMITTED PURSUANT TO THE TERMS, AND SUBJECT TO COMPLIANCE WITH THE PROVISIONS OF, THAT CERTAIN AGREEMENT OF LIMITED PARTNERSHIP OF BRYLANE, L.P. DATED AUGUST 30, 1993, AS AMENDED, AND (2) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW COVERING SUCH NOTE OR THE PARTNERSHIP RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE PARTNERSHIP OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO THE PARTNERSHIP INDICATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW.


                                 BRYLANE, L.P.
                         CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2006

$20,000,000                                                     December 9, 1996


       Brylane, L.P., a Delaware limited partnership ("Partnership"), promises to pay to Chadwick's, Inc., a Massachusetts corporation ("Noteholder"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) on December 9, 2006 and to pay interest thereon at the rate of 6% per annum, at the times and subject to the adjustments and to the terms and provisions set forth herein ("Note"). The Note may not be sold, assigned, transferred or pledged without the express written approval of the Partnership unless such sale, assignment, transfer or pledge is permitted pursuant to the terms, and subject to compliance with the provisions of, the Partnership Agreement, or the Incorporation Agreement, under which the Note shall be exchanged for the Brylane Note.


                                   ARTICLE 1

                                INTEREST/PAYMENT

       Section 1.1  Interest.  The Partnership promises to pay interest on the
                    --------
unpaid principal of the Note in cash quarterly to the Noteholder on each March 15, June 15,

September 15 and December 15, except (each, an "Interest Payment Date"), commencing on March 15, 1997. The initial rate of interest shall be 6% per annum. On the first anniversary of issuance of the Note, and on every anniversary thereafter, the interest rate per annum payable hereunder shall increase by 1.0% (up to a maximum interest rate of 10% per annum or such lower rate as may be required by law) in the event that, prior to such anniversary date, the Initial Public Offering shall not have been completed.

       Interest will accrue from the most recent date to which interest has been paid. Interest will be computed on the basis of a 360-day year on the basis of the actual days elapsed. To the extent lawful, the Partnership shall pay interest on overdue installments of interest, if any (without regard to any applicable grace period), at the rate borne by the Note, compounded annually. Interest on the Note will be paid to the Noteholder on each Interest Payment Date. Interest will be paid in immediately available funds by wire transfer to an account designated by Noteholder.

       Anything in this Note to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provisions of this Note shall involve transcending the limit of validity prescribed by the usury laws of the State of New York, then ipso facto the obligation to be fulfilled shall be reduced to the
               ----------
limit of such validity so that in no event shall exaction be possible under this
Note in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity and if under any circumstances whatsoever interest in excess of the limit of such validity will have been paid by the Partnership in connection with the loan evidenced by this Note, such excess shall be refunded to the Partnership so that under no circumstance shall interest on the loan evidenced by this Note exceed the maximum rate allowed by the State of New York ("Maximum Permissible Rate"). If interest payable by the Noteholder on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction, to the extent permitted by law.

                                   ARTICLE 2

                                   CONVERSION

       Section 2.1  Conversion Privilege.  The Noteholder may Convert the
                    --------------------
principal amount hereof (or any portion thereof that is an integral multiple of $1000) into fully paid and nonassessable Units at any time prior to 5:00 p.m. (New York time) on the day prior to the maturity of the Note except that, if the
Note is called for redemption, such Conversion right shall terminate at 5:00 p.m. (New York time) on the day immediately preceding the redemption date (unless the Partnership shall default in making the redemption payment when it becomes due, in which case the Conversion right shall terminate at 5:00 p.m. (New York time) on the date such default is cured). The number of Units issuable upon Conversion of the Note shall be determined by dividing the entire principal amount hereof (or any portion thereof that is an integral multiple of $1000 subject to a Conversion request) Converted by the Conversion price ("Conversion Price") in effect on the Conversion Date (as defined below).

       The initial Conversion Price per Unit is TWENTY-SEVEN DOLLARS AND FIFTY CENTS ($27.50) and is subject to adjustment as provided in this Article.

       The Noteholder is not entitled to any rights of a holder of a Unit until the Noteholder has validly Converted the Note into Units in the manner set forth herein, and the Noteholder has become party to the Partnership Agreement.

       Section 2.2  Conversion Procedure.  To Convert the Note (or any portion
                    --------------------
hereof), the Noteholder must (1) complete and sign a notice of election to Convert substantially in the form attached hereto as Exhibit 2.2, (2) surrender
                                                     -----------
the Note to the Partnership and (3) pay any tax, if required. Upon Conversion, no adjustment or payment will be made for accrued and unpaid interest on the Converted Note (or applicable portion hereof) or for distributions on Units issuable upon Conversion of the Note, but if the Noteholder surrenders the Note for Conversion (i) on an Interest Payment Date or (ii) if the Partnership has issued a notice of redemption under Section 3 hereof setting a redemption date on any December Interest Payment Date, within three Business Days prior to such December Interest Date, then, notwithstanding such Conversion, the interest payable on such Interest Payment Date will be paid to the Noteholder. The number of Units issuable upon Conversion of the Note is determined by dividing the principal amount hereof (or any portion thereof that is an integral multiple of $1000 subject to a Conversion request) by the Conversion Price in effect on the Conversion Date.

       If the Noteholder has delivered a Designated Event Purchase Notice pursuant to Section 4.2 hereof, exercising the option of the Noteholder to
            -----------
require the Partnership to purchase the Note, the Note may be Converted only if the notice of exercise is withdrawn as provided in accordance with the terms of
Section 4.4 hereof.
-----------

       The date on which the Noteholder satisfies all of the Conversion requirements set forth in this Section is the Conversion date ("Conversion Date"). As soon as practicable after the Conversion Date, the Partnership shall issue to the Noteholder the number of whole Units into which this Note (or portion hereof) shall have been Converted and the Noteholder shall be admitted to the Partnership as a Limited Partner pursuant to the terms and conditions of the Partnership Agreement. The Partnership shall also deliver a new Note for the principal amount, if any, that was not converted (which new Note shall be identical, except as to principal amount, to the surrendered Note) and a check payable to the Noteholder for any fractional Unit, determined pursuant to
Section 2.3.  The Noteholder shall become the registered owner of such Units on
-----------
the Conversion Date and, provided that there is no outstanding principal amount of the Note remaining, as of such date, the Noteholder's rights as the Noteholder hereunder shall cease.

       Section 2.3  Fractional Units.  The Partnership will not issue fractional
                    ----------------
Units upon Conversion of the Note, or any portion thereof. In lieu thereof, the Partnership will pay an amount in cash based upon the Conversion Price of a Unit on the date of Conversion.

       Section 2.4  Adjustment of Conversion Price.  The Conversion Price shall
                    ------------------------------
be subject to adjustment from time to time as follows:

           (a) In case the Partnership shall (1) make a distribution in Units to Partners without payment of consideration therefor, (2) subdivide its outstanding Units into a greater number of Units or (3) combine its outstanding Units into a smaller number of Units, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Noteholder shall be entitled to receive the number of Units which it would have owned immediately following such action had the Note been Converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record
            --------------
       date, if any, in the case of a distribution or immediately after the effective date in the case of a subdivision or combination or a distribution made without a record date, as the case may be.

           (b) In case the Partnership shall issue rights or warrants to all Partners entitling such Partners (for a period commencing no earlier than the record date for the determination of holders of Units entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase Units (or securities Convertible into Units) at a price per Unit less than the Current Fair Value of the Units on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of Units outstanding on such record date, plus the number of Units which the aggregate offering price of the offered Units (or the aggregate Conversion price of the Convertible securities so offered) would purchase at such Current Fair Value, and of which the denominator shall be the number of Units outstanding on such record date plus the number of additional Units offered (or into which the Convertible securities so offered are Convertible). Such adjustments shall become effective immediately after such record date.

           (c) In case the Partnership shall distribute to all holders of Units
       (i) interests of the Partnership other than Units, (ii) evidences of indebtedness or (iii) other assets (other than (x) annual or regular quarterly distributions on the Units in an aggregate amount in any fiscal year of the Partnership not exceeding 15 percent (15%) of the Current Fair Value of the Units as of the date of such distribution, or (y) Employee Distributions or (z) Tax Distributions), or shall distribute to all holders of Units rights or warrants to subscribe for securities (other than those securities referred to in subsection (b) above), then
                                                   --------------
       in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Fair Value of the Units on the record date mentioned below less the fair market value (as determined in good faith by the Board of Representatives, whose determination shall be conclusive evidence of such fair market value and described in a resolution of the Board of Representatives) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one Unit, and of which the denominator shall be such Current Fair Value of the Unit. Such adjustment shall become effective immediately after the record date for the determination of the holders of Units entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Partnership shall distribute rights or warrants to subscribe for additional Units (other than the Units referred to in subsection (b)
                                                             --------------
       above) ("Rights") to all holders of Units, the Partnership may (with the consent of the Noteholder), in lieu of making any adjustment pursuant to this subsection (c), make proper provision so that if the Noteholder
            --------------
       Converts the Note, or any portion thereof, after the record date for such distribution and prior to the expiration or redemption of the Rights, the Noteholder shall be entitled to receive upon such Conversion, in addition to the Units issuable upon such Conversion ("Conversion Units"), a number of Rights to be determined as follows: (i) if such Conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates, or any other form, evidencing such Rights ("Distribution Date"), the same number of Rights to which a holder of a number of Units equal to the number of Conversion Units is entitled at the time of such Conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such Conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of Units into which the Note was Convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

           (d) In any case in which this Section shall require that an adjustment be made immediately following a record date for an event, the Partnership may elect to defer, until such event, issuing to the Noteholder, if the Note, or any portion thereof, was Converted after such record date, the Units and other interests of the Partnership issuable upon such Conversion over and above the Units and other interests of the Partnership issuable upon such Conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the Units the issuance of which is so deferred, the Partnership shall issue due bills or other appropriate evidence of the right to receive such interests.

       Section 2.5  No Adjustment.  No adjustment in the Conversion Price shall
                    -------------
be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason
                        --------  -------
of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-thousandth of a Unit, as the case may be.

       Section 2.6  Other Adjustments.
                    -----------------

           (a) In the event that, as a result of an adjustment made pursuant to
       Section 2.4 above, the Noteholder shall become entitled to receive any
       -----------
       interests of the Partnership other than Units, then the Conversion Price of such other interests so receivable thereafter upon Conversion of the Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Units contained in this Article.

           (b) In the event that Units are not delivered until after the expiration of any of the rights or warrants to subscribe for or purchase Units referred to in Section 2.4(b) and Section 2.4(c) hereof, the
                            --------------     --------------
       Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Units actually delivered.

       Section 2.7  Notice of Adjustment.  Whenever the Conversion Price is
                    --------------------
adjusted, the Partnership shall promptly mail to the Noteholder a notice of the adjustment signed by the Chief Financial Officer of the Partnership briefly stating the facts requiring the adjustment and the manner of computing it. The notice shall be prima facie evidence of the correctness of such adjustment.

       Section 2.8  Notice of Certain Transactions.  In the event that:
                    ------------------------------

           (a) the Partnership takes any action which would require an adjustment in the Conversion Price;

           (b) the Partnership shall declare or authorize a redemption or repurchase of in excess of 5% of the then outstanding Units;

           (c) there is a dissolution or liquidation of the Partnership; or

           (d)  there is an Exchange Event;

the Partnership shall mail to the Noteholder a notice describing the circumstances and stating the proposed record or effective date, as the case may be. The Partnership shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein (i) shall not affect the validity of any transaction referred to in clause (a) or (b) of this Section
                                               ----------    ---
but (ii) shall cause any and all rights the Noteholder would have had had the Partnership not failed to mail such notice to be preserved until 30 days after Noteholder actually receives such notice.

       Section 2.9  Effect of Reclassifications, Consolidations, Mergers,
                    -----------------------------------------------------
Changes of Ownership or Sales on Conversion Privilege.  If any of the following
-----------------------------------------------------
shall occur, namely: (i) any reclassification or change of outstanding Units,
(ii) any consolidation or merger to which the Partnership is a party (other than a merger (a) in which the Partnership is the continuing entity, (b) which does not result in any reclassification of, or change (other than a change in name as a result of a subdivision or combination) in, outstanding Units, and (c) in which holders of Units are not entitled to receive cash, securities or other consideration for Units as a result of such consolidation or merger), or (iii) any sale or conveyance of all or substantially all of the property or business of the Partnership as an entirety, then the Partnership, or such successor or purchasing Person, as the case may be, and the Noteholder shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver an amendment to the Note in form and substance reasonably satisfactory to the Noteholder providing that the Note shall thereafter be Convertible only into, and upon such Conversion the Noteholder shall be entitled to receive, the kind and amount of shares or interests and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of Units deliverable upon Conversion of the Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such amendment shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article. The foregoing, however, shall not in any way affect the rights the Noteholder may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 2.4, to receive
-----------                         --------------    -----------
Rights upon Conversion of the Note. If, in the case of any such consolidation, merger, sale or conveyance, the interests or other securities and property (including cash) receivable thereupon by a holder of Units includes shares of stock or other securities and property of a Person other than the successor or purchasing Person, as the case may be, in such consolidation, merger, sale or conveyance, then such amendment to the Note shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Noteholder as the Board of Representatives shall reasonably consider necessary by reason of the foregoing. The provision of this Section shall similarly apply to successive consolidations, mergers, sales or conveyances.


                                   ARTICLE 3

                                   REDEMPTION

       Section 3.1  Optional Redemption.  The Note will be subject to redemption
                    -------------------
at the Partnership's option on and subsequent to December 15, 2001. On such date and thereafter, the Note will be subject to redemption at the option of the Partnership (together with the redemptions described in Sections 3.2 and 3.3,
                                                        ------------     ---
"Optional Redemption"), in whole or in part (in any integral multiple of $1,000), upon not less than 30 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest up to but not including the redemption date. If redeemed during the 12-month period beginning December 15 of the years indicated below, such redemption price shall be as indicated:

                                              Redemption
               Year                           Price
               ----                           -----
               2001...........................104.0%
               2002...........................103.2%
               2003...........................102.4%
               2004...........................101.6%
               2005...........................100.8%
               2006...........................100.0%

On or after the redemption date, interest will cease to accrue on the Note, or portion thereof called for redemption, subject to Section 3.8 hereof.
                                                  -----------

       Section 3.2  Optional Redemption After Change in Control.
                    -------------------------------------------
Notwithstanding Section 3.1 above, the Note will be subject to redemption at the
                -----------
Partnership's option on and subsequent to a Change in Control. On such date and thereafter, the Note will be subject to redemption at the option of the Partnership, in whole or in part (in any integral multiple of $1,000), for a period of 90 days after the Change in Control, upon not less than 30 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest up to but not including the redemption date. If redeemed during the 12-month period beginning December 15 of the years indicated below, such redemption price shall be as indicated:

                                              Redemption
                Year                          Price
                ----                          ----------
                1996                          108.0%
                1997                          107.2%
                1998                          106.4%
                1999                          105.6%
                2000                          104.8%
                2001                          104.0%
                2002                          103.2%
                2003                          102.4%
                2004                          101.6%
                2005                          100.8%
                2006                          100.0%

On or after the redemption date, interest will cease to accrue on the Note, or portion thereof called for redemption, subject to Section 3.8 hereof.
                                                  -----------

       Section 3.3  Optional Redemption After Initial Public Offering Based on
                    ----------------------------------------------------------
Current Market Price.  Notwithstanding Section 3.1 above, in the event that an
--------------------                   -----------
Initial Public Offering shall have been completed in which (i) the Corporation shall have received at least $30,000,000 of gross proceeds from the sale of newly issued Common Stock in a primary offering or (ii) Common Stock of the Corporation representing at least 20% of the outstanding Common Stock of the Corporation after giving effect to such offering shall have been newly issued, the Note will be subject to redemption by the Partnership prior to December 15, 2001 upon 30 days notice at any time commencing after December 15, 1999 if the Current Market Price of the Common Stock shall be at least 25% greater than the Conversion Price (as adjusted pursuant to the terms and conditions hereof and of the Incorporation Agreement) on each Trading Day in a period of 20 consecutive Trading Days ending not more than 10 days before such notice is given. On such date and thereafter, the Note will be subject to redemption at the option of the Partnership, in whole or in part (in any integral multiple of $1,000), upon not less than 30 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest up to but not including the redemption date. If redeemed during the 12-month period beginning December 15 of the years indicated below, such redemption price shall be as indicated:


                                              Redemption
              Year                            Price
              ----                            ----------
               1999...........................104.2%
               2000...........................103.6%
               2001...........................103.0%
               2002...........................102.4%
               2003...........................101.8%
               2004...........................101.2%
               2005...........................100.6%
               2006...........................100.0%

On or after the redemption date, interest will cease to accrue on the Note, or portion thereof called for redemption, subject to Section 3.8 hereof.
                                                  -----------

       Section 3.4  Notice of Redemption.  If the Partnership elects to redeem
                    --------------------
the Note pursuant to the provisions of Sections 3.1, 3.2 or 3.3 hereof, at least
                                       ------------  ---    ---
30 days before a redemption date, it shall mail a notice of redemption to the Noteholder at its registered address.

       The notice shall state:

           (a)  the redemption date;

           (b)  the redemption price;

           (c) if the Note is being redeemed in part, the portion of the principal amount of the Note to be redeemed and that, after the redemption date, upon cancellation of the Note, a new Note in principal amount equal to the unredeemed portion will be issued in the name of the Noteholder thereof;

           (d) the paragraph of the Note pursuant to which the Note is being redeemed and the circumstances entitling the Partnership to effect such redemption; and

           (e) the current Conversion Price and the date on which the right to Convert the Note or portions thereof into Units will expire.

       Section 3.5  Effect of Notice of Redemption.  Once notice of redemption
                    ------------------------------
is mailed, the Note becomes due and payable on the redemption date at the price set forth in the Note.

       Section 3.6  Payment of Redemption Price and Cancellation of the Note.
                    --------------------------------------------------------
On or before the redemption date and upon the tendering of the Note by the Noteholder to the Partnership, unless the Note has been theretofore Converted into Units pursuant to the provisions hereof, the Partnership shall deliver to the Noteholder a certified or bank check sufficient to pay the redemption price of and accrued interest on the Note up to but not including the redemption date and cancel the Note or, if so requested by Noteholder, shall transfer such amount in immediately available funds by wire transfer to an account designated by the Noteholder.

       Section 3.7  Partial Redemption of the Note.  The Partnership may redeem
                    ------------------------------
all or any portion of the Note, upon the terms and at the redemption prices set forth in the Note. Upon cancellation of the Note due to partial redemption of the Note, the Partnership shall issue at the expense of the Partnership a new note equal in principal amount to the unredeemed portion of the Note.

       Section 3.8  Effect of Default in Payment of Redemption Price.  Once a
                    ------------------------------------------------
notice of redemption has been mailed, if the Partnership fails on the redemption date to pay to the Noteholder the redemption price of, and accrued interest on, the Note ("Redemption Payment Default"), then interest on the Note shall continue to accrue after such redemption date. After the occurrence of a Redemption Payment Default, the Partnership may thereafter redeem the Note by making the required payment, except that the Partnership shall mail a notice specifying the date on which such payment is to be made to the Noteholder at least seven days before the scheduled payment date.

                                   ARTICLE 4

                      NOTEHOLDER RIGHT TO CAUSE REPURCHASE

       Section 4.1  Repurchase of Note Upon a Change of Control or Releveraging.
                    -----------------------------------------------------------
If a (i) Change of Control or (ii) a Releveraging (each, a "Designated Event") shall occur at any time, then the Noteholder shall have the right to require that the Partnership purchase the Note, in whole only, at a purchase price ("Designated Event Purchase Price") in cash in an amount equal to 101% of the principal amount of the Note, plus accrued and unpaid interest, to the date of purchase ("Designated Event Purchase Date"), pursuant to the offer described below ("Designated Event Offer") and the other procedures set forth in
Sections 4.2 and 4.3 of this Article.
------------     ---

       Section 4.2  Notice.  Within 30 days following any Change of Control, and
                    -------
at least 15 days before any Releveraging, the Partnership shall mail notice of such Designated Event (a "Designated Event Purchase Notice") to the Noteholder, stating or including:

           (a) that a Change of Control has occurred, or that a Releveraging is expected to occur, as the case may be, the date of such event, and that the Noteholder has the right to require the Partnership to repurchase the Note, at the Designated Event Purchase Price;

           (b) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Partnership, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Partnership filed subsequent to such Quarterly Report, or, in the event the Partnership is not required to prepare any of the foregoing forms, comparable financial information and (ii) the circumstances and relevant facts (to the extent known by the Partnership) regarding such Designated Event and, to the extent available, pro forma historical income, cash flow and capitalization
                  --- -----
       after giving effect to such Designated Event, if any;

           (c) the Designated Event Purchase Date, which, in the case of a Change in Control, shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed or such later date as is necessary to comply with any applicable securities laws or regulations, and in the case of a Releveraging shall be no later than the first Business Day after the Releveraging (or, if practicable, the day of the Releveraging);

           (d) that the Designated Event Offer is being made pursuant to this Article and that the Note properly tendered pursuant to the Designated Event Offer will be accepted for payment at the Designated Event Purchase Price;

           (e) the Designated Event Purchase Price;

           (f) that the Note must be surrendered on or prior to the Designated Event Purchase Date to the Partnership at the office of the Partnership;

           (g) that the Note tendered will continue to accrue interest and that unless the Partnership defaults in the payment of the Designated Event Purchase Price, the

       Note accepted for payment pursuant to the Designated Event Offer shall cease to accrue interest after the Designated Event Purchase Date; and

           (h) the procedures for withdrawing a tender.

       Section 4.3  Payment and Delivery.  Upon receipt by the Partnership of
                    --------------------
the proper tender of the Note by the Noteholder, the Noteholder shall (unless the tender of the Note is properly withdrawn) thereafter be entitled to receive solely the Designated Event Purchase Price with respect to the Note. Upon surrender of the Note for purchase in accordance with the foregoing provisions, the Note shall be paid by the Partnership at the Designated Event Purchase Price in the manner set forth in Section 3.6; provided, however, that installments of
                           -----------  --------  -------
interest whose Stated Maturity is on or prior to the Designated Event Purchase Date shall be payable to the Noteholder. If the Note tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Designated Event Purchase Date at the rate borne by the Note.

       Section 4.4  Withdrawal of Notice.  A Designated Event Purchase Notice
                    --------------------
may be withdrawn before or after delivery of the Note by the Noteholder to the Partnership at the office of the Partnership, by means of a written notice of withdrawal delivered by the Noteholder to the Partnership at the office of the Partnership not later than 5:00 p.m. (New York time) two Business Days prior to the Designated Event Purchase Date specifying that the Noteholder rejects the Designated Event Offer and withdraws the Designated Event Purchase Notice.


                                   ARTICLE 5

                                 SUBORDINATION

       Section 5.1  Note Subordinate to Senior Indebtedness.  The Partnership
                    ---------------------------------------
covenants and agrees, and the Noteholder by its acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Note and the payment of the principal of, premium, if any, and interest hereon are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness. This Note and the Indebtedness represented hereby constitute Subordinated Indebtedness for purposes of and as defined in the Senior Subordinated Notes.

       This Article shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.


       Section 5.2  Payment Over of Proceeds Upon Dissolution, Etc..  In the
                    -----------------------------------------------
event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Partnership or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Partnership, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Partnership, then and in any such event:

           (a) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents or, as acceptable to each holder of Senior Indebtedness, in any other manner, of all amounts due on or in respect of all Senior Indebtedness, before the Noteholder is entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Securities) on account of principal of, premium, if any, or interest on the Note; and

           (b) any payment or distribution of assets of the Partnership of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Noteholder (in its capacity as Noteholder) would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or cash equivalents or as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

           (c) in the event that, notwithstanding the foregoing provisions of this Section, the Noteholder shall have received any payment or distribution of assets of the Partnership of any kind or character, whether in cash, property or securities, in respect of principal, premium, if any, and interest on the Note before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness have been issued for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents or, as acceptable to each holder of Senior Indebtedness, any other manner, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.


       The consolidation of the Partnership with, or the merger of the Partnership with or into, another Person or the liquidation or dissolution of the Partnership following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 9 shall not be deemed a dissolution, winding up,
                        ---------
liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Partnership for the purposes of this
Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article 9.
                                 ---------

       Section 5.3  Suspension of Payment When Senior Indebtedness in Default.
                    ---------------------------------------------------------

           (a) Unless Section 5.2 shall be applicable, upon the occurrence and
                      -----------
       during the continuance of a Payment Default, no payment or distribution of any assets of the Partnership of any kind or character (excluding Permitted Junior Securities) shall be made by the Partnership on account of principal of, premium, if any, or interest on, the Note, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Note, unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness shall have been discharged or paid in full in cash or cash equivalents, or in any other manner as acceptable to each holder of such Designated Senior Indebtedness, after which the Partnership shall (subject to the other provisions of this Article) resume making any and all required payments in respect of the Note, including any missed payments.

           (b) Unless Section 5.2 shall be applicable, upon (1) the occurrence
                      -----------
       and during the continuance of a Non-payment Default and (2) receipt by the Noteholder and the Partnership from a representative of the holder of any Designated Senior Indebtedness (collectively a "Senior Representative") or the holder of any Designated Senior Indebtedness of written notice of such Non-payment Default, no payment or distribution of any assets of the Partnership of any kind or character (excluding Permitted Junior Securities) shall be made by the Partnership on account of any principal of, premium, if any, or interest on, the Note, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Note for a period ("Payment Blockage Period") commencing on the date of receipt by the Partnership of such notice and continuing until the earliest of (subject to any blockage of payments that may then or thereafter be in effect under subsection (a) of this Section) (x) 179 days after receipt of such
       --------------
       written notice by the Partnership (provided any Designated Senior Indebtedness as to which notice was given shall theretofore have not been accelerated), (y) the date on which such Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full in cash or cash equivalents, or in any other manner as acceptable to the holders of Designated Senior Indebtedness or (z) the date on which such Payment Blockage Period shall have been terminated by written notice to the Partnership from the Senior Representative or holder of Designated Senior Indebtedness initiating such Payment Blockage Period, after which, in the case of clause (x), (y) or (z), the Partnership shall (subject to
                   ----------  ---    ---
       the other provisions of this Article including paragraph (a) above)
                                                      -------------
       promptly resume making any and all required payments in respect of the Note, including any missed payments. Notwithstanding any other provision of this Note, in no event shall a Payment Blockage Period under this paragraph (b) extend beyond 179 days from the date of the receipt by
       -------------
       the Partnership of the notice referred to in clause (2) of this
                                                    ----------
       paragraph (b) ("Initial Blockage Period").  Any number of notices of
       -------------
       Non-payment Defaults may be given during the Initial Blockage Period; provided that during any period of 365 consecutive days
       --------
       only one Payment Blockage Period under this paragraph (b) may commence
                                                   -------------
       and the duration of such period may not exceed 179 days. No Non-payment Default with respect to Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage period, whether or not within a period of 365 consecutive days, unless such Non-payment Default shall have been cured or waived for a period of not less than 90 consecutive days. The Partnership will deliver notice to the Noteholder promptly after the date on which any Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full.

           (c) In the event that, notwithstanding the foregoing, the Partnership shall make any payment to the Noteholder prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative or as a court of competent jurisdiction shall direct.

       Section 5.4  Payment Permitted if No Default.  Nothing contained in this
                    -------------------------------
Article or elsewhere in this Note shall prevent the Partnership, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Partnership referred to in Section 5.2 or under
                                                         -----------
the conditions described in Section 5.3, from making payments at any time of
                            -----------
principal of, premium, if any, or interest on the Note.

       Section 5.5  Subrogation to Rights of Holders of Senior Indebtedness.
                    -------------------------------------------------------
After the payment in full, in cash or cash equivalents or, as acceptable to each holder of Senior Indebtedness, in any other manner of all Senior Indebtedness, the Noteholder shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Noteholder would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by the Noteholder, shall, as among the Partnership, its creditors other than holders of Senior Indebtedness, and the Noteholder be deemed to be a payment or distribution by the Partnership to or on account of the Senior Indebtedness.

       Section 5.6  Provisions Solely to Define Relative Rights.  The provisions
                    -------------------------------------------
of this Article are intended solely for the purpose of defining the relative rights of the Noteholder on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Note is intended to or shall (a) impair, as among the Partnership, its creditors other than holders of Senior Indebtedness and the Noteholder the obligation of the Partnership, which is absolute and unconditional, to pay to the Noteholder the principal of, premium, if any, and interest on the Note as and when the same shall become due and payable in accordance with its terms; (b) affect the relative rights against the Partnership of the Noteholder and creditors of the Partnership other than the holders of Senior Indebtedness; or (c) prevent the Noteholder from exercising all remedies otherwise permitted by applicable law upon default under the Note, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Partnership referred to in
Section 5.2, to receive, pursuant to and in accordance with such Section, cash,
-----------
property and securities otherwise payable or deliverable to the Noteholder, or
(2) under the conditions specified in Section 5.3, to prevent any payment
                                      -----------
prohibited by such Section or enforce their rights pursuant to Section 5.3(c).
                                                               --------------

       Section 5.7  Noteholder to Effectuate Subordination.  The Noteholder
                    --------------------------------------
agrees to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Partnership whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Partnership owing to the Noteholder in the form required in such proceedings and the causing of such claim to be approved. If the Noteholder does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of Senior Indebtedness, and their agents, trustees or other representatives are authorized (but shall not have any obligation) to do so for and on behalf of the Noteholder.

       Section 5.8  No Waiver of Subordination Provisions.
                    -------------------------------------

           (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Partnership or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Partnership with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

           (b) Without limiting the generality of subsection (a) of this
                                                  --------------
       Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Partnership or the Noteholder, without incurring responsibility to the Noteholder and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Noteholder to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and
       (4) exercise or refrain from exercising any rights against the Partnership and any other Person; provided, however, that in no event
                                         --------  -------
       shall any such actions limit the right of the Noteholder to take any action to accelerate the maturity of the Note pursuant to Article 7
                                                                 ---------
       of this Note or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article, subject to the rights, if any, under this Article, of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

       Section 5.9  Reliance on Judicial Orders or Certificates.  Upon any
                    -------------------------------------------
payment or distribution of assets of the Partnership referred to in this Article, the Noteholder shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Noteholder for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Partnership, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall
                                            --------
apply only if such court has been fully apprised of the provisions of this Article.

       Section 5.10  No Suspension of Remedies.  Nothing contained in this
                     -------------------------
Article shall limit the right of the Noteholder to take any action to accelerate the maturity of the Note pursuant to Article 7 of this Note or to pursue any
                                     ---------
rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

       Section 5.11  Reinstatement.  The provisions of this Article shall
                     -------------
continue to be effective or reinstated, as the case may be, if at any time any payment of the Senior Indebtedness is rescinded or must otherwise be returned by any Senior Representative, any bank which is party to the Bank Credit Facility or any other holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Partnership or Brylane Capital Corp., a Delaware corporation, or any successor Person thereto, or otherwise, all as though such payment had not been made.

       Section 5.12  Amendments to Article 5.  Notwithstanding any other
                     -----------------------
provision of this Note, no change, modification or amendment of any provision of this Article shall be effective against any holder of Senior Indebtedness that did not consent to such change, modification or amendment.


                                   ARTICLE 6

                                   COVENANTS

       Section 6.1  Payment of Principal, Premium and Interest.  The Partnership
                    ------------------------------------------
will duly and punctually pay the principal of, premium, if any, and interest on the Note in accordance with the terms of the Note.

       Section 6.2  Pro Rata Distributions.  All distributions to Partners will
                    ----------------------
be pro rata.

       Section 6.3  Partnership or Corporate Existence.  Subject to Article 9,
                    ----------------------------------              ---------
the Partnership will do or cause to be done all things necessary to preserve and keep in full force and effect its partnership existence and the corporate or partnership existence of each Subsidiary; provided, however, that the
                                          --------  -------
Partnership shall not be required to preserve any such corporate existence of any such Subsidiary if the Board of Representatives shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Partnership and the Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Partnership to perform its obligations hereunder; and provided, further,
                                                          --------  -------
however, that the foregoing shall not prohibit a sale, transfer or conveyance of
-------
a Subsidiary or any of its assets in compliance with the terms of this Note.
The Partnership will, and will cause its Subsidiaries to, obtain and preserve qualification to do business as a foreign limited partnership or a foreign corporation, as the case may be, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Note.

       Section 6.4  Stay, Extension and Usury Laws.  The Partnership covenants
                    ------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Note; and the Partnership (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Noteholder, but will suffer and permit the execution of every such power as though no such law has been enacted.

       Section 6.5  Preservation of Noteholder's Right to Receive Units.  The
                    ---------------------------------------------------
Partnership covenants and agrees that it shall not enter into any agreements, make any arrangements or amend the Partnership Agreement in a manner that would restrict the Noteholder's right or ability to receive Units upon Conversion of the Note in the manner set forth herein.


       Section 6.6  Financial Statements.
                    --------------------

           (a) Annual Statements.  The Partnership will furnish to the
               -----------------
       Noteholder as soon as available, and in any event within 90 days after the end of each fiscal year of the Partnership, the consolidated balance sheets of the Partnership and its subsidiaries as at the end of such fiscal year and the consolidated statements of income, and changes in financial position for such year of the Partnership and its subsidiaries, together with comparative consolidated figures for the next preceding fiscal year, accompanied by the reports or certificates of an independent certified public accountant of recognized national standing to the effect that such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years (except as to changes described therein with which such accountant concurs) and fairly present the financial condition of the Partnership and its subsidiaries at the dates thereof and the results of their operations and changes in financial position for the periods covered thereby.

           (b) Quarterly Reports.  The Partnership will furnish to the
               -----------------
       Noteholder as soon as available and, in any event, within 45 days after the end of each fiscal quarter of each fiscal year of the Partnership, the unaudited consolidated and consolidating balance sheet of the Partnership and its subsidiaries as at the end of such quarter and the consolidated and consolidating statements of income and changes in financial condition for the fiscal quarter then ending of the Partnership and its subsidiaries, together with comparative figures for the same period in the preceding fiscal year and, with respect to the fourth fiscal quarter of each fiscal year of the Partnership, showing year to date figures, accompanied by a certificate of the

       General Partner of the Partnership that such statements have been properly prepared in accordance with generally accepted accounting principles consistently applied (except as to changes described therein) and fairly present the financial position of the Partnership and its subsidiaries at the dates thereof and the results of their operations and changes in financial position for the periods covered thereby, subject only to normal year-end audit adjustments.

           (c) SEC Financial Filings.  So long as the Partnership is required to
               ---------------------
       file Form 10-K's, 10-Q's and 8-K's with the Securities and Exchange Commission ("SEC"), the Partnership may satisfy the requirements of paragraphs (a) and (b) above by furnishing to the Noteholder a copy of
       --------------     --
       such filings (including any financial statements incorporated therein) by the date such Forms are required to be filed with the SEC.

           (d) No later than five days after transmission thereof, the Partnership shall deliver to the Noteholder copies of any other statements, notices and reports delivered by the Partnership to its Partners, securityholders or lenders.

           (e) So long as the Note may be Converted into a number of Units equal to at least 3% of all outstanding Units (including such Converted Units), at the request of the Noteholder and at the Noteholder's expense, the Board shall prepare and deliver, or cause to be prepared and delivered, to the Noteholder, as soon as practicable following such request, any additional financial information and statements as the Noteholder shall from time to time reasonably request.

           (f) Other Information.  The Partnership will furnish to the
               -----------------
       Noteholder promptly upon the filing with the SEC, copies of any registration statements, Proxy Statements and Form 8-K's and any successor forms thereof.

       Section 6.7  Accrual Basis.  The books and records of the Partnership
                    -------------
shall be kept on an accrual basis.

       Section 6.8  Maintenance of Books and Records.  The Partnership shall
                    --------------------------------
cause to be kept, at the principal office of the Partnership, full and complete books of account. The books of account shall be maintained in a manner that provides sufficient assurance that:

           (a) transactions of the Partnership are executed in accordance with the general or specific authorization of the Board of Representatives or the officers of the Partnership, consistent with the provisions of the Partnership Agreement; and

           (b) transactions of the Partnership are recorded in such form and manner as will (i) permit preparation of income and franchise tax returns of the Partners in their respective appropriate jurisdictions and information returns in accordance with the Partnership Agreement and as required by law, (ii) permit preparation of the

       Partnership's financial statements in a manner consistent with generally accepted accounting principles subject to such changes as are necessitated by the transactions contemplated hereby and (iii) maintain accountability for the Partnership's assets.

       Section 6.9  Access to Books of Account.  The Noteholder shall have the
                    --------------------------
right, during usual business hours upon reasonable notice and at the Noteholder's expense, to (i) audit, examine, and make copies or extracts of or from the books of account of the Partnership, (ii) visit the facilities of the Partnership and (iii) discuss the affairs of the Partnership with the officers, employees, attorneys and accountants of the Partnership. Such rights may be exercised through any authorized representative of the Noteholder and information received as a result the exercise of such rights shall be subject to the restrictions set forth in the Confidentiality Agreement (whether or not the confidentiality agreement is then in effect and whether or not the Noteholder is a party to the Confidentiality Agreement). Notwithstanding any other provision of this Agreement, the General Partner may, but shall not be obligated to, take any action necessary to prevent the Noteholder from receiving or having access to any material non-public information concerning the trademarks licensed under the Trademark Agreement.

       Section 6.10  Related Party Transactions.  After the date of issuance of
                     --------------------------
the Note, neither the Partnership nor any Subsidiary shall, without the written consent of the Noteholder, enter into any transaction with any Subsidiary (other than a wholly-owned Subsidiary), any Partner, any Affiliate of any Partner, or any partner or Affiliate of any Subsidiary other than (A) transactions that are at least as favorable to the Partnership or the Subsidiary as could have been obtained on an arm's-length basis with a Person who is not a Subsidiary, Partner or an Affiliate of a Partner, or a partner or Affiliate of any Subsidiary (as determined in the good faith judgment of the Board of Representatives) or (B) the transactions contemplated by the Credit Card Agreement and the Trademark Agreement.

       Section 6.11  Issuance of Units; Listing of Units, Etc.
                     -----------------------------------------

           (a) The Partnership shall at all times keep available, solely for the purpose of effecting the Conversion of the Note, the full number of Units deliverable upon Conversion of the entire principal amount of the Note or portion thereof not theretofor Converted.

           (b) If any Units to be issued upon Conversion of the Note require registration with or approval of any governmental authority under any Federal or State law before such Units may be issued upon Conversion, the Partnership will in good faith and as expeditiously as possible endeavor to cause such Units to be duly registered or approved, as the case may be. If the Units are listed on the New York Stock Exchange or any other national securities exchange or admitted for trading on the National Association of Securities Dealers Automated Quotation System, the Partnership will, as expeditiously as possible, if permitted by the rules of such exchange or the NASD, cause to be listed and keep listed on such exchange or such quotation system, upon official notice of issuance or upon admission for trading, all Units issuable upon Conversion of the Note.

           (c) The Units issuable upon Conversion of the Note, when the same shall be issued in accordance with the terms hereof, are hereby declared to be and shall be validly issued and nonassessable Units in the hands of holders thereof.


                                   ARTICLE 7

                             DEFAULTS AND REMEDIES

       Section 7.1  Events of Default.  "Event of Default", wherever used
                    -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article
                                                                         -------
5 or be voluntary or involuntary or be effected by operation of law or pursuant
-
to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (a) there shall be a default in the payment of any interest on the Note when it becomes due and payable, and such default shall continue for a period of 30 days;

           (b) there shall be a default in the payment of the principal of (or premium, if any, on) the Note at its Stated Maturity, upon acceleration, optional or mandatory redemption, required repurchase or otherwise;

           (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Partnership (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clause (a) or (b) or in clauses (ii) or (iii) of this
                     ----------    ---       ------------    -----
       clause (c)) and such default or breach shall continue for a period of 30
       ----------
       days after written notice has been given, by certified mail, to the Partnership by the Noteholder; (ii) there shall be a default in the performance or breach of the provisions of Article 9; or (iii) the
                                                  ---------
       Partnership shall have failed to make or consummate a Designated Event Offer in accordance with the provisions of Article 4;
                                                  ---------

           (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which either the Partnership or any Subsidiary then has outstanding Indebtedness in excess of $7,500,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

           (e) one or more judgments, orders or decrees for the payment of money in excess of $7,500,000 (net of amounts covered by insurance pursuant to which payments are made within 10 days after the applicable period described in clause (ii) of this paragraph (e) (treating any deductibles,
          -----------         -------------
       self-insurance or retention as being not so covered)), either individually or in the aggregate, shall be entered against either the Partnership or any Subsidiary or any of their respective properties and shall not be discharged and either (i) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree, or (ii) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

           (f) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of either the Partnership or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging either the Partnership or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of either the Partnership or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of either the Partnership or any Significant Subsidiary or of any substantial part of any of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

           (g) either the Partnership or any Significant Subsidiary (i) commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) consents to the entry of a decree or order for relief in respect of either the Partnership or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy law or to the commencement of any bankruptcy or any insolvency case or proceeding against it, (iii) files a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, (iv)
       (x) consents to the filing of such petition or to the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of either the Partnership or such Significant Subsidiary or of any substantial part of its property, (y) makes an assignment for the benefit of creditors, or
       (z) admits in writing of its inability to pay its debts generally as they become due, or (v) either the Partnership or any Significant Subsidiary takes any corporate or partnership action in furtherance of any such actions in this paragraph (g).
                       -------------

          The Partnership shall deliver to the Noteholder within five Business Days after the occurrence thereof, written notice of any Default, its status and what action the Partnership is taking or proposes to take with respect thereto.

       Section 7.2  Acceleration of Maturity; Rescission and Annulment.  If an
                    --------------------------------------------------
Event of Default (other than an Event of Default specified in clause (f) or (g)
                                                              ----------    ---
of Section 7.1 that occurs with respect to either of the Partnership or any
   -----------
Significant Subsidiary) shall occur and be continuing, the Noteholder may declare the Note due and payable immediately at its outstanding principal amount together with accrued and unpaid interest, if any, to the date the Note becomes due and payable by a notice in writing to the Partnership and, if the Bank Credit Facility is in effect, to the agent under the Bank Credit Facility, and upon any such declaration, such principal and interest shall become due and payable immediately, except if the Bank Credit Facility is in effect, any such acceleration shall not be effective until the first to occur of (l) an acceleration under the Bank Credit Facility or (2) the fifth Business Day after receipt by the Partnership and by such agent under the Bank Credit Facility of such written notice given hereunder, and thereupon the Noteholder may, at its discretion, proceed to protect and enforce its rights by appropriate judicial proceeding. If an Event of Default specified in clause (f) or (g) of Section
                                                 ----------    ---    -------
7.1 occurs with respect to either of the Partnership, or any Significant
---
Subsidiary and is continuing, then the Note shall ipso facto become and be
                                                  ---- -----
immediately due and payable, in an amount equal to the outstanding principal amount of the Note, together with accrued and unpaid interest, if any, to the date the Note becomes due and payable, without any declaration or other act on the part of the Noteholder.


       In the event a declaration of acceleration arising from an Event of Default specified in clause (d) of Section 7.1 shall have occurred and be
                     ----------    -----------
continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness and, if such Indebtedness is not Senior Indebtedness, such rescission has been made without any payment or other transfer or grant or any tangible or intangible property or right to such holders in connection with such recision, and written notice of such discharge or recision, as the case may be, shall have been given to the Noteholder by the Partnership and by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 75 days after such declaration of acceleration in respect to the Note, and (x) no other Event of Default has occurred during such 75-day period, and (y) no Default arising from such discharge has occurred during such 75-day period, which, in either case, has not been cured or waived during such 75-day period.

       At any time after such declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Noteholder as provided hereinafter in this Article, the Noteholder by written notice to the Partnership, may rescind and annul such declaration and its consequences.

No such rescission shall affect any subsequent or other Event of Default or impair any right consequent thereon.

       Section 7.3  Restoration of Rights and Remedies.  If the Noteholder has
                    ----------------------------------
instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the

Noteholder, then and in every such case the Partnership and the Noteholder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Noteholder shall continue as though no such proceeding had been instituted.

       Section 7.4  Rights and Remedies Cumulative.  No right or remedy herein
                    ------------------------------
conferred upon or reserved to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       Section 7.5  Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Noteholder.

       Section 7.6  Waiver of Past Defaults.  The Noteholder by notice to the
                    -----------------------
Partnership may waive an existing Event of Default and its consequences. When an Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.


                                   ARTICLE 8

                                  DEFINITIONS

       Section 8.1  Definitions.  For all purposes of this Note, except as
                    -----------
otherwise expressly provided or unless the context otherwise requires:

           (a) the terms defined in this Article 8 have the meanings assigned to
                                         ---------
       them in this Article 8, and include the plural as well as the singular;
                    ---------

           (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

           (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision; and

           (d) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

       "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition, as the case may be. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary, as the case may be.

       "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person (or any partner of such Person) or (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's (or any partner of such Person's) Voting Equity Interests or any executive officer or director of either of such other Persons. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Bank Credit Facility" means the Credit Agreement, dated as of December 9, 1996, among, inter alia, the Partnership, Morgan Guaranty Trust Company of
                ----- ----
New York, as agent, Merrill Lynch Capital, as documentation agent, and the lenders party thereto, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing).

       "Bankruptcy Law" means Title 11, United States Code or any similar federal or state law for debtor relief.

       "Board of Representatives" means the board of representatives or directors, management committee or any authorized committee thereof responsible for the management of the business and affairs of the Partnership or its general partner.

       "Brylane Note" means the 6% Convertible Subordinated Note due 2006 to be issued by Brylane Inc., a Delaware corporation, pursuant to the Incorporation Agreement.

       "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

       "Capital Lease Obligation" of any Person means any obligations of such Person and its subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

       "Change of Control" means the occurrence of any of the following events:
(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of all classes of Voting Equity Interests of the Partnership or its General Partner; provided that the Permitted Holders
                                        --------
"beneficially own" (as so defined) a lesser percentage of such Voting Equity Interests than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Representatives; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Representatives (together with any new members of the Board of Representatives whose election to such Board or whose nomination for election by the holders of Equity Interests of the Partnership was approved by (a) a Permitted Holder or
(b) a vote of at least 66-2/3% of the members of the Board of Representatives then still in office who were either members of the Board of Representatives at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Representatives then in office; (iii) the Partnership or its General Partner consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation or partnership consolidates with or merges into or with the Partnership or its General Partner, in any such event pursuant to a transaction in which the outstanding Voting Equity Interests of the Partnership or its General Partner are changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Equity Interests of the Partnership or its General Partner are not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of partnership of the Partnership or its General Partner or where (A) the outstanding Voting Equity Interests of the Partnership or its General Partner are changed into or exchanged for (x) Voting Equity Interests of the surviving corporation or partnership which are not Redeemable Equity Interests or (y) cash, securities and other property (other than Equity Interests of the surviving corporation) and (B) no "person" or "group" other than Permitted Holders owns immediately after such transaction, directly or indirectly, more than the greater of (1) 35% of the total outstanding Voting Equity Interests of the surviving corporation or partnership and (2) the percentage of the outstanding Voting Equity Interests of the surviving corporation or partnership owned, directly or indirectly, by Permitted Holders immediately after such transaction; or (iv) the Partnership is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under Article 9 of the Note.  Notwithstanding
                                    ---------
anything in this definition to the contrary, a "Change of Control" shall not be deemed to have occurred solely as a result of a transaction pursuant to which the Partnership is reorganized or reconstituted as a corporation  pursuant to Article 9 of the Note and no event described in the
                         ---------
definition of "Change of Control" above shall have occurred.

       "Common Stock" means the common stock of the Corporation.

       "Confidentiality Agreement" means that certain Confidentiality Agreement dated March 24, 1993 between Freeman Spogli & Co. and the Limited, Inc., as the same may be amended from time to time.

       "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of (a) the sum of Consolidated Net Income (Loss), Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges deducted in computing Consolidated Net Income (Loss) in each case, for such period, of such Person and its subsidiaries on a Consolidated basis, plus the amount of Partner Tax Distributions for such period, all determined in accordance with GAAP consistently applied, to (b) the sum of Consolidated Interest Expense for such period and cash and non-cash dividends paid on any Preferred Equity Interest of such Person during such period; provided that (i)
                                                             --------
in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a
                                           --- -----
floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying, at the option of such Person, either the fixed or floating rate and (ii) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based
                                        --- -----
upon the average daily balance of such Indebtedness during the applicable period.

       "Consolidated Income Tax Expense" of any Person means, for any period, the provision for Federal, state, local and foreign income taxes of such Person and its consolidated subsidiaries for such period as determined in accordance with GAAP consistently applied.

       "Consolidated Interest Expense" of any Person means, without duplication, for any period, the sum of (a) the interest expense of such Person and its Consolidated Subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) (i) the interest expense attributable to Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person during such period and (ii) all capitalized interest of such Person and its Consolidated Subsidiaries, in each case as determined in accordance with GAAP consistently applied.

       "Consolidated Net Income (Loss)" of any Person means, for any period, the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period as determined in accordance with GAAP consistently applied, adjusted, to the extent included in calculating such net income (loss), by excluding, without duplication, (i) all extraordinary gains and losses, net of taxes, (ii) the portion of net income (loss) of such Person and its Consolidated Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated Subsidiaries, (iii) net income (loss) of any Person combined with such Person or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains or losses (less all fees and expenses relating thereto), net of taxes, in respect of dispositions of assets other than in the ordinary course of business or (vi) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its shareholders; provided, however, that in the case of
                                --------  -------
the Partnership, there shall also be deducted in calculating Consolidated Net Income (Loss) the amounts of Partner Tax Distributions made for the applicable period.

       "Consolidated Net Worth" of any Person means the Consolidated stockholders' equity or partners' capital (excluding Redeemable Equity Interests) of such Person and its subsidiaries, as determined in accordance with GAAP consistently applied.

       "Consolidated Non-cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP consistently applied (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

       "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP consistently applied. The term "Consolidated" shall have a similar meaning.

       "Conversion" or "Convert" means the right of the Noteholder to purchase Units, which purchase is effected by receiving all or part of the principal amount of the Note and returning such amount to the Partnership to purchase Units for the Conversion Price as determined in this Note, provided that the cash payment of the principal amount of the Note and the cash payment of the Conversion Price will be offset against each other with the result that no actual cash payment will be made by either party to the other.

       "Corporation" means Brylane Inc., a Delaware corporation, or such other entity that is the successor to or becomes the parent entity of the Partnership in connection with the Initial Public Offering.

       "Credit Card Agreement" means the Credit Card Processing Agreement between World Financial Network National Bank, a national banking association and wholly owned subsidiary of The Limited, Inc., a Delaware corporation, and any successor thereto, and the Partnership, dated as of August 30, 1993, and any other agreement or agreements entered into by the Partnership for similar purposes, as any such agreement or agreements may be amended from time to time.

       "Current Fair Value" per Unit on any date means (i) the value of a Unit as determined in good faith by the Board of Representatives, whose determination shall be conclusive evidence of such value and described in a resolution of the Board of Representatives or (ii) if the Units are listed or admitted for trading on the New York Stock Exchange or another national securities exchange or are quoted on the Nasdaq National Market, the average of the Current Market Prices per Unit for the 10 Business Days ending 10 days before the date of determination of the Current Fair Value.

       "Current Market Price" means (i) in the case of a security listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked quotations regular way on such day or (ii) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

       "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

       "Designated Event" means either a Change in Control or a Releveraging.

       "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Bank Credit Facility and (ii) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding, together with any commitments to lend additional amounts, of at least $20,000,000 and is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Partnership.

       "Employee Distribution" means any distributions of cash or Employee Equity Interests (as defined in Section 8.07 of the Partnership Agreement) or
                                ------------
other equity interests to FS General Partner or FS Limited Partner (as defined in the Partnership Agreement) made with respect to the purchase of, repurchase of, pledge of or payment of tax obligations associated with shares of Common Stock of VP Holdings, or the Corporation, issued to employees, consultants or directors of the Partnership or the Corporation.

       "Equity Interest" in any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, in such Person.

       "Event of Default" has the meaning specified in Article 7 hereof.
                                                       ---------

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exchange Event" means the formation of a corporation organized under the laws of Delaware as a successor to, or parent entity of, the Partnership or any successor Person thereto and the consummation of the transactions contemplated by Article 9 of the Note in anticipation of an Initial Public Offering.
   ---------

       "General Partner" means VGP Corporation, a Delaware corporation and any other Person who becomes a general partner of the Partnership in accordance with the terms of the Partnership Agreement.

       "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are, in effect on the date of this Note.

       "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained in this Section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements
              --------
for collection or deposit, in either case in the ordinary course of business.

       "Incorporation Agreement" means that certain Incorporation and Exchange Agreement dated as of October 14, 1996 by and among FS Equity Partners II, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Lane Bryant Direct Holding, Inc., The Limited, Inc., WearGuard Corporation, Brylane Inc. and the Noteholder ("Original Incorporation Agreement"), as amended and restated by that certain First Amended and Restated Incorporation and Exchange Agreement dated as of December 9, 1996 by and among the parties to the Original Incorporation Agreement, Noteholder, Leeway & Co. and the

NYNEX Master Trust ("Amended and Restated Incorporation Agreement"), a copy of which is attached as Exhibit 8.1(I) hereto, as amended from time to time.
                     --------------

       "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Equity Interest of such Person, or any warrants, rights or options to acquire such Equity Interest, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other
      -----------
Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Equity Interests issued by such Person valued at the greater of their voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through
                                                         -----------
(viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Equity Interest which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Equity Interest as if such Redeemable Equity Interest were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Note and if such price is based upon, or measured by, the fair market value of such Redeemable Equity Interest, such fair market value to be determined in good faith by the board of representatives or directors or other governing body of the issuer thereof.

       "Initial Public Offering" means the consummation of the transactions contemplated by the Incorporation Agreement or such other agreement or agreements entered into by the parties thereto to fulfill the intent and purpose of the Incorporation Agreement and Article X of the Partnership Agreement.
                                   ---------

       "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements

(including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

       "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

       "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

       "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

       "Partner" means each Person who from time to time shall be admitted as a partner of the Partnership.

       "Partnership Agreement" means that certain Agreement of Limited Partnership of Brylane, L.P. dated August 30, 1993 by and among VGP Corporation, VLP Corporation, Lane Bryant Direct Holding, Inc. and WearGuard Corporation, as amended.

       "Partner Tax Distributions" means, with respect to the Partnership, amounts distributable by the Partnership to holders of Equity Interests of the Partnership of amounts necessary pursuant to the Partnership Agreement to satisfy current income tax liabilities of such holders attributable to such Equity Interests as a result of income of the Partnership.

       "Payment Default" means any default in the payment of any amount of Designated Senior Indebtedness as and when due whether at maturity, by acceleration, upon a date set for prepayment or otherwise, including principal, premium, if any, interest, commitment fees, letter of credit fees or reimbursement obligations in respect of letters of credit under Designated Senior Indebtedness.

       "Percentage Interests" means, with respect to any Partner, as of any date, the ratio (expressed as a percentage) of the number of Units held by such Partner on such date to the total number of Units outstanding on such date.

       "Permitted Holders" means (i) The Limited, Inc., a Delaware corporation, and any of its Affiliates, (ii) Freeman Spogli & Co., a California general partnership, and any of its Affiliates, (iii) WearGuard Corporation, a Delaware corporation, and any of its Affiliates, (iv) the Noteholder, and any of its Affiliates, (v) Leeway & Co., a Massachusetts partnership, as nominee for the Long-Term Investment Trust, a trust governed by the laws of the State of New York, and any of its Affiliates and (vi) the NYNEX Master Trust, a trust governed by the laws of the State of New York ("NYNEX"), and any of its Affiliates; provided that the
            --------

Partnership and its Subsidiaries shall not be deemed Affiliates of The Limited, Inc., Freeman Spogli & Co., WearGuard Corporation, Noteholder, Leeway & Co. or NYNEX for purposes of this definition.

       "Permitted Junior Securities" means, so long as the effect of any exclusion employing this definition is not to cause or permit the Note (or any securities proposed to be issued as "Permitted Junior Securities") to be treated in any case or proceeding or similar event described in clause (a), (b) or (c)
                                                        ----------  ---    ---
of Section 5.2 as part of the same class of claims as the Senior Indebtedness or
   -----------
any class of claims pari passu with, or senior to, the Senior Indebtedness, for
                    ---- -----
any payment or distribution, debt or equity securities of the Partnership (or any successor corporation) that are provided for by a plan of reorganization or readjustment and that are subordinated at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such
             --------
reorganization or readjustment, such corporation assumes any Senior Indebtedness not paid in full in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

       "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "Preferred Equity Interests" means, with respect to any Person, any Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class in such Person.

       "Redeemable Equity Interest" means any Equity Interest that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to any Stated Maturity of the principal of the Note or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

       "Releveraging" means a transaction or series of transactions (the "transaction") (a) in which the Partners receive cash or other assets (other than their equity interests in the Person that carries on the business of the Partnership after such transaction) having a fair market value in excess of 75% of the aggregate Current Fair Value of the Units held by the Partners before such transaction and (b) immediately after which those Persons who were Partners immediately before such transaction own, directly or indirectly, together with the lenders in such transaction, at least 85% of the aggregate equity interests in the Person that carries on the business of the Partnership, in connection with which the Partnership or any of its Subsidiaries has created, issued, assumed, guaranteed, or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise incurred (collectively, "incurred") any Indebtedness and immediately after which (on a pro forma basis) the Consolidated Fixed
                                  --- -----
Change Coverage Ratio for the Partnership for the four full fiscal quarters for which financial information is available immediately preceding the incurrence of such Indebtedness taken as one period (and after giving pro forma effect to
                                                        --- -----
(i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Partnership and its Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period); (iii) in the case of Acquired Indebtedness, the related acquisition; and (iv) any acquisition or disposition by the Partnership and its Subsidiaries of any company or any business or any group of assets constituting an operating unit out of the ordinary course of business, whether by merger, stock purchase or sale, or asset purchase or sale, or any related repayment of Indebtedness, in each case since the first day of such four-quarter period, assuming such acquisition or disposition had been consummated on the first day of such four-quarter period) is less than 2.50:1.00.

       "Rights" shall have the meaning set forth in Section 2.4(c).

       "Securities Act" means the Securities Act of 1933, as amended.

       "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable in such proceeding) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Note or thereafter created, incurred or assumed, and whether at any time owing, actually or contingently, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Note. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable in such proceeding) on all monetary obligations of every kind and nature of the Partnership from time to time owed under (i) the Bank Credit Facility, including, without limitation, fees, reimbursement obligations in respect of letters of credit and indemnity and expense reimbursement obligations and (ii) the Senior Subordinated Notes. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Note, (ii) Indebtedness that is represented by Redeemable Equity Interests, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United

States Code, is without recourse to the Partnership, (iv) any liability for foreign, federal, state, local or other taxes owed or owing by the Partnership, and (v) Indebtedness of the Partnership to a Subsidiary or any other Affiliate of the Partnership or any of such Affiliate's subsidiaries (other than Indebtedness in respect of the Bank Credit Facility).

       "Senior Representative" means a representative of one or more holders of Designated Senior Indebtedness.

       "Senior Subordinated Notes" means the 10% Senior Subordinated Securities due 2003, Series B, issued by the Partnership and Brylane Capital Corp., a Delaware corporation pursuant to the Indenture dated as of August 30, 1993 by and among the Partnership, Brylane Capital Corp., United States Trust Company of New York, as trustee, and the other parties listed thereto.

       "Significant Subsidiary" means any Subsidiary of the Partnership in which the Partnership's and its other Subsidiaries' (x) investments in and advances to such Subsidiary exceed 5% of the total assets of the Partnership and its other Subsidiaries Consolidated as of the end of the most recently completed fiscal year, (y) proportionate share of the total assets (after intercompany eliminations) of such Subsidiary exceeds 5% of the total assets of the Partnership and its other Subsidiaries Consolidated as of the end of the most recently completed fiscal year, or (z) equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceed 5% of the income of the Partnership and its other Subsidiaries Consolidated for the most recently completed fiscal year.

       "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

       "Stockholder" means a Stockholder as defined in the Stockholders
Agreement.

       "Stockholders Agreement" means that certain Stockholders Agreement attached as Exhibit E to the Original Incorporation Agreement, as the same will
            ---------
be amended by the Amended and Restated Incorporation Agreement, or such other form of Stockholders Agreement entered into pursuant to Article X of the
                                                        ---------
Partnership Agreement.

       "Subordinated Indebtedness" means any Indebtedness of the Partnership subordinated in right of payment to the Note.

       "Subsidiary" means any Person a majority of the equity ownership or the Voting Equity Interests of which is at the time owned, directly or indirectly, by the Partnership or by one or more Subsidiaries.

       "Tax Distribution" means any distribution of cash to Partners which is a Tax Payment Distribution (as defined in Section 5.01(b) of the Partnership
                                        ---------------
Agreement) or is otherwise made to pay taxable income allocable to Partners.

       "Trademark Agreement" means that certain Trademark License Agreement dated as of August 20, 1993 by and among Lanco, Inc., a Delaware corporation ("Lanco"), Lernco, Inc., a Delaware corporation ("Lernco"), Limited Stores, Inc., a Delaware corporation ("Limited Stores"), Lane Bryant, Inc., a Delaware corporation ("Lane Bryant" and, together with Lanco, Lernco and Limited Stores, the "Licensors"), Lane Bryant Direct, Inc., a Delaware corporation ("Lane Bryant Direct"), and Lerner Direct, Inc., a Delaware corporation ("Lerner") and any other agreement or agreements entered into by the Partnership and such licensors for similar purposes, as any such agreement or agreements may be amended from time to time.

       "Trading Day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business, (B) if the applicable security is quoted on The Nasdaq National Market, a day on which trades may be made thereon or (C) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

       "Unit" means on ownership interest in the Partnership of a Limited Partner, and shall include, except as otherwise provided in Sections 9.07 and
                                                            -------------
9.08 of the Partnership Agreement, any and all rights and obligations of such
----
Partner under the Partnership Agreement with respect thereto.

       "Voting Equity Interests" means Equity Interests of the class or classes pursuant to which the holders thereof have (i) in respect of a corporation, the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time Equity Interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (ii) in respect of a partnership, the general voting power under ordinary circumstances to elect the board of directors or other governing board of such partnership.

       "Wholly Owned Subsidiary" means a Subsidiary all the outstanding Equity Interests (other than directors' qualifying shares) of which are owned by the Partnership.

                                   ARTICLE 9

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

       Section 9.1  Partnership May Consolidate, etc., Only on Certain Terms.
                    --------------------------------------------------------

           (a) The Partnership shall not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Partnership on a Consolidated basis to any other Person or group of Affiliated Persons, unless:

                (i) either (a) the Partnership shall be the continuing Person or
           (b) the Person or each Person in such group of Affiliated Persons (if other than the Partnership) formed by such consolidation or into which the Partnership is merged or the Person or each Person in such group of Affiliated Persons which acquires by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Partnership and its Subsidiaries on a Consolidated basis (each such Person, the "Surviving Entity") shall be a corporation or partnership duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia, and such Person or each Person in such group of Affiliated Persons assumes by an amendment to this Note in form and substance reasonably satisfactory to the Noteholder, executed and delivered to the Noteholder, all the obligations of the Partnership under this Note, and this Note shall remain in full force and effect;

                (ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                (iii) The Partnership shall have delivered to the Noteholder, in form and substance reasonably satisfactory to the Noteholder, a certificate signed by an officer of the Partnership and an opinion of counsel to the Partnership each to the effect that such consolidation, merger, transfer, sale, assignment, lease or other transaction and any related amendment to the Note comply with this
           Article 9 and that all conditions precedent herein provided for relating to such transaction have been complied with.

           (b) The provisions of this Section 9.1 shall not prohibit (i) the
                                      -----------
       merger of a Wholly Owned Subsidiary into the Partnership or (ii) the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of its properties and assets by a Wholly Owned Subsidiary to the Partnership.

           (c) Notwithstanding anything contained in this Section 9.1 to the
                                                          -----------
       contrary, the Partnership is permitted to reorganize as a corporation, provided that (A) the successor or surviving corporation ("Successor") is
       --------
       organized and existing under the laws of the United States, any state thereof or the District of Columbia, (B) such reorganization is not materially adverse to the Noteholder; it being understood, however, that such reorganization shall not be considered materially adverse to the Noteholder solely because the Successor is subject to income taxation as a corporate entity, (C) immediately after giving effect to such transaction, no Default or Event of Default exists, (D) the Partnership's obligations under the Partnership Agreement to make tax distributions terminate prior to such reorganization (except with respect to tax distributions in respect of (i) taxable periods ending on or prior to the date of such reorganization or (ii) Partners' income tax liability that results from the actions comprising such reorganization), unless (1) the Successor is not a party to the Partnership Agreement and (2) the Successor will neither assume nor be subject to, is not currently, and will never be, liable and/or responsible for any obligations and/or duties under the Partnership Agreement, (E) the actions comprising such reorganization (e.g., the issuance of stock of the corporation in exchange for assets of or partnership interests in the Partnership or in exchange for stock of a corporation or corporations holding such partnership interests, or the merger or consolidation of such corporations) will not themselves directly result in material income tax liability to the Successor, (F) the Successor has assumed all obligations of the Partnership, pursuant to a substitute Convertible Subordinated
       Note in the form of Exhibit 9.1(c) hereof, executed and delivered to the
                           --------------
       Noteholder, (G) the Noteholder will not recognize income, gain or loss for federal income tax purposes as a result of such reorganization and will be subject to federal income tax on the same amounts, in the same manner, and at the same time as would have been the case if such reorganization had not occurred, and (H) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of
                                --- -----
       the Successor is equal to or greater than the Consolidated Net Worth of the Partnership immediately prior to such transaction (other than as a result of any tax consequences of such reorganization) and (I) such transaction either (i) complies with Article X of the Partnership Agreement or (ii) is approved by Partners holding, in the aggregate, a number of Units required to amend the Partnership Agreement under Section
       13.02 of the Partnership Agreement. The Partnership shall deliver to the Noteholder a certificate signed by an officer of the Partnership stating that such reorganization and Note amendment comply with this Agreement and an opinion of counsel to the Partnership to the effect that such reorganization and Note amendment comply with clauses (A), (D), (E), (F),
       (G), (H), and (I) above.

       Section 9.2  Successor Substituted.  Upon any consolidation or merger or
                    ---------------------
any sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of the assets of the Partnership in accordance with Section
                                                                         -------
9.1, the successor Person formed by such consolidation or into which the
---
Partnership is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Partnership under this Note (in the case of a reorganization pursuant to Section 9.1(c) above, the
                                             --------------
substitute Note referred to in clause (F) of such Section) with the same effect
                               ----------
as if such successor Person had been named as the Partnership herein. When a successor assumes all the obligations of its predecessor under this Note (or, in the case of a reorganization pursuant to Section 9.1(c) above, executes and
                                         --------------
delivers to the Noteholder the substitute Note referred to in clause (F) of
                                                              ----------
Section 9.1(c) above), the predecessor will be released from those obligations,
--------------
provided that in the case of a transfer by lease, the predecessor shall not be
--------
released from liability for the payment of principal and interest on the Note.


                                   ARTICLE 10

                                 MISCELLANEOUS

       Section 10.1  Notices.  All notices and other communications given or
                     -------
made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, sent by a nationally recognized commercial carrier or registered or certified mail (postage prepaid, return receipt requested) or transmitted by facsimile to the parties at the following addresses and numbers:

           If to the Partnership to:

                Brylane, L.P.
                463 Seventh Avenue, 21st Floor
                New York, New York  10018
                Attention:  Chief Financial Officer
                Fax No.:  (212) 613-9551


           With a copy to:

                John M. Roth
                Freeman Spogli & Co. Incorporated
                599 Lexington Avenue, 18th Floor
                New York, New York  10022
                Fax No.:  (212) 758-7499

           If to the Noteholder, to:

                Chadwick's, Inc.
                c/o The TJX Companies, Inc.
                770 Cochituate Road
                Framingham, Massachusetts  01701
                Attention:  President and General Counsel
                Fax No.:  (508) 390-2457

           With a copy to:

                Arthur G. Siler, Esq.
                Ropes & Gray
                One International Place
                Boston, Massachusetts  02110
                Fax No.:  (617) 951-7050

or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made only as of the date actually received.

       Section 10.2  Amendment.  This Note may be amended by the parties hereto
                     ---------
only by an instrument in writing signed on behalf of each of the parties hereto.

       Section 10.3  Entire Agreement.  This Note (including all Exhibits
                     ----------------
hereto) constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

       Section 10.4  Legal Holidays.  A "Legal Holiday" is a Saturday, a Sunday
                     --------------
or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any other operative date for purposes of this Note shall occur on a Legal Holiday, then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

       Section 10.5  No Recourse Against Others.  A general partner, limited
                     --------------------------
partner, representative, officer, employee or agent, as such, of the Partnership shall not have any liability for any obligations of the Partnership under the Note or for any claim based on, in respect of or by reason of such obligations or their creation. The Noteholder by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Note.

       Section 10.6  Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK
                     -------------
SHALL GOVERN THIS NOTE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS
THEREOF.

       SECTION 10.7 WAIVER OF JURY TRIAL.  THE PARTNERSHIP HEREBY IRREVOCABLY
                    --------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

       IN WITNESS WHEREOF, the Partnership has caused this Note to be duly signed as of the date first written above.

PARTNERSHIP:              BRYLANE, L.P.,
                          a Delaware limited partnership

                          By:   VGP CORPORATION
                          Its:  General Partner


                          By: /s/ Mark J. Doran
                             ---------------------------------
                          Name:  Mark J. Doran
                          Title: Vice President

                                  EXHIBIT 2.2

                              ELECTION TO CONVERT

To Brylane, L.P.:

          The undersigned owner of this Note hereby irrevocably exercises the option to Convert this Note, or the portion below designated, into the partnership units of Brylane, L.P. ("Units"), and directs that the Units issuable and deliverable upon Conversion, together with any check in payment for a fractional Unit, be issued in the name of and delivered to the undersigned.

          The Noteholder, upon the exercise of its Conversion rights, agrees to be bound by the terms of the Registration Rights Agreement relating to the Units issuable upon Conversion of the Note.

Date:
          in whole ___        Portion of Note to be Converted ($1,000 or
                              integral multiple thereof):
                                    $_____________________________________

                              Signature (for Conversion only)


                                    ____________________________________________
                                    Please Print or Typewrite Name and Address,
                                    Including Zip Code, and Social Note or Other
                                    Identifying Number


                                    ______________________________
                                    Name


                                    ______________________________
                                    Address


                                    ______________________________
                                    Taxpayer Identification Number

          Signature Guarantee: *_____________________________________________
____________________

*Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                 EXHIBIT 9.1(c)
                                 --------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH NOTE NOR ANY INTEREST THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW COVERING SUCH NOTE OR EACH OF THE ISSUERS (AS DEFINED BELOW) RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO BOTH OF THE ISSUERS OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO BOTH OF THE ISSUERS INDICATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW.



                                  BRYLANE INC.
                                 BRYLANE, L.P.
                         CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2006


   $__________________                                    [DATE]  , 199_
                                                        ---------


       Brylane Inc., a Delaware corporation ("Corporation," which term includes any successor Person under hereunder), and Brylane, L.P., a Delaware limited partnership ("Partnership" and, together with the Corporation, the "Issuers," which terms include any successor Persons hereunder), promise, jointly and severally, to pay to Chadwick's, Inc., a Massachusetts corporation ("Noteholder"), the principal sum of $______________ [insert amount of EXCHANGE PRINCIPAL*] on December 9, 2006 and to pay interest thereon at the rate of ______% [insert EXCHANGE INTEREST RATE**] per annum, at the times and subject to the terms and provisions set forth herein ("Note"). The Note may be sold, assigned, transferred or pledged; provided that upon the acquisition by any
                                  --------
transferee of this Note such


-----------------------------
* "Exchange Principal" means the principal amount of the Partnership Note outstanding upon the exchange of this Note for the Partnership Note in accordance with the terms of the Incorporation Agreement or such other agreement or agreements entered into by the parties thereto in furtherance of the intent and purpose of the Incorporation Agreement and Article X of the Partnership
                                               ---------
Agreement.

** "Exchange Interest Rate" means the rate of interest payable on the Partnership Note upon the exchange of this Note for the Partnership Note in accordance with the terms of the Incorporation Agreement or such other agreement or agreements entered into by the parties thereto in furtherance of the intent and purpose of the Incorporation Agreement and Article X of the Partnership
                                               ---------
Agreement.

transferee shall become bound by and a party to the Stockholders Agreement, and
(i) for purposes of Sections 4.2 and 6.3 of the Stockholders Agreement, such
                    ------------     ---
transferee's rights and obligations shall be identical to those provided to WearGuard Corporation under such Sections and (ii) such transferee shall agree to be bound by Section 3.4 of the Stockholders Agreement as if it were a
               -----------
Stockholder as of the date such transferee acquires this Note. This Note is issued in exchange for the Partnership Note pursuant to the terms and conditions of the Incorporation Agreement.




                                   ARTICLE 1

                                INTEREST/PAYMENT

       Section 1.1  Interest.  The Issuers promise, jointly and severally, to
                    --------
pay interest on the unpaid principal of the Note in cash quarterly to the Noteholder on each March 15, June 15, September 15 and December 15 (each, an "Interest Payment Date"), commencing on _________, ____. The rate of interest shall be ___% [the Exchange Interest Rate] per annum.

       Interest will accrue from the most recent date to which interest has been paid. Interest will be computed on the basis of a 360-day year on the basis of the actual days elapsed. To the extent lawful, the Issuers shall pay interest on overdue installments of interest, if any (without regard to any applicable grace period), at the rate borne by the Note, compounded annually. Interest on the Note will be paid to the Noteholder on each Interest Payment Date. Interest will be paid in immediately available funds by wire transfer to an account designated by Noteholder.

       Anything in this Note to the contrary notwithstanding, if from any circumstances whatever fulfillment of any provisions of this Note shall involve transcending the limit of validity prescribed by the usury laws of the State of New York, then ipso facto the obligation to be fulfilled shall be reduced to the
               ----------
limit of such validity so that in no event shall exaction be possible under this
Note in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity and if under any circumstances whatsoever interest in excess of the limit of such validity will have been paid by the Corporation in connection with the loan evidenced by this Note, such excess shall be refunded to the Corporation so that under no circumstance shall interest on the loan evidenced by this Note exceed the maximum rate allowed by the State of New York ("Maximum Permissible Rate"). If interest payable by the Noteholder on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction, to the extent permitted by law.

                                      2.

                                   ARTICLE 2

                                   CONVERSION

       Section 2.1  Conversion Privilege.  The Noteholder may Convert the
                    --------------------
principal amount hereof (or any portion thereof that is an integral multiple of $1000) into fully paid and nonassessable shares of Common Stock, $.01 par value of the Corporation ("Common Stock") at any time prior to 5:00 p.m. (New York time) on the day prior to the maturity of the Note except that, if the Note is called for redemption, such Conversion right shall terminate at 5:00 p.m. (New York time) on the day immediately preceding the redemption date (unless the Issuers shall each default in making the redemption payment when it becomes due, in which case the Conversion right shall terminate at 5:00 p.m. (New York time) on the date such default is cured). The number of shares of Common Stock issuable upon Conversion of the Note shall be determined by dividing the principal amount hereof (or any portion thereof that is an integral multiple of $1000 subject to a Conversion request) Converted by the Conversion price ("Conversion Price") in effect on the Conversion Date (as defined below).

       The initial Conversion Price per share of Common Stock is TWENTY-SEVEN DOLLARS AND FIFTY CENTS ($27.50)***, and is subject to adjustment as provided in this Article.

       The Noteholder is not entitled to any rights of a stockholder of the Company until the Noteholder has validly Converted the Note into shares of Common Stock in the manner set forth herein.

       Section 2.2  Conversion Procedure.  To Convert the Note (or any portion
                    --------------------
hereof), the Noteholder must (1) complete and sign a notice of election to Convert substantially in the form attached hereto as Exhibit 2.2, (2) surrender
                                                     -----------
the Note to the Corporation and (3) pay any tax, if required. Upon Conversion, no adjustment or payment will be made for accrued and unpaid interest on the Converted Note (or applicable portion hereof) or for dividends or distributions on shares of Common Stock issuable upon Conversion of the Note, but if the Noteholder surrenders the Note for Conversion (i) on an Interest Payment Date or
(ii) if the Corporation has issued a notice of redemption under Section 3 hereof setting a redemption date on any December Interest Payment Date, within three Business Days prior to such December Interest Date, then, notwithstanding such Conversion, the interest payable on such Interest Payment Date will be paid to the Noteholder. The number of shares of Common Stock issuable upon Conversion of the Note is determined by dividing the principal amount

-------------------
*** This initial Conversion Price is subject to adjustment pursuant to the provisions of the Convertible Subordinated Note due 2006 previously issued by the Partnership to Noteholder and pursuant to the terms of Section 2.07 of the
                                                           ------------
Incorporation Agreement.

                                      3.

hereof (or any portion thereof that is an integral multiple of $1000 subject to a Conversion request) by the Conversion Price in effect on the Conversion Date.

       If the Noteholder has delivered a Designated Event Purchase Notice pursuant to Section 4.2 hereof, exercising the option of the Noteholder to require the Partnership to purchase the Note, the Note may be Converted only if the notice of exercise is withdrawn as provided in accordance with the terms of
Section 4.4 hereof.

       The date on which the Noteholder satisfies all of the Conversion requirements set forth in this Section is the Conversion date ("Conversion Date"). As soon as practicable after the Conversion Date, the Corporation shall deliver to the Noteholder a certificate for the number of whole shares of Common Stock into which this Note (or portion hereof) shall have been Converted. The Corporation shall also deliver a new Note for the principal amount, if any, that was not converted (which new Note shall be identical, except as to principal amount, to the surrendered Note) and a check payable to the Noteholder for any fractional share, determined pursuant to Section 2.3. The Person in whose name
                                         -----------
the certificate is registered shall become the stockholder of record on the Conversion Date and, provided that there is no outstanding principal amount of the Note remaining, as of such date, the Noteholder's rights as the Noteholder hereunder shall cease; provided, however, that no surrender of the Note on any
                       --------  -------
date when the stock transfer books of the Corporation shall be closed shall be effective to constitute the Noteholder as the stockholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Noteholder as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the
                ----------------  -------
Conversion Price in effect on the date that the Note shall have been surrendered for conversion, as if the stock transfer books of the Corporation had not been closed.

       Section 2.3  Fractional shares of Common Stock.  The Corporation will not
                    ---------------------------------
issue fractional shares of Common Stock upon Conversion of the Note, or any portion thereof. In lieu thereof, the Corporation will pay an amount in cash based upon the Daily Market Price of a share of Common Stock on the Trading Day prior to conversion.

       Section 2.4  Taxes on Conversion.  The issuance of certificates for
                    -------------------
shares of Common Stock upon the conversion of the Note shall be made without charge to the Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of the Noteholder.

       Section 2.5  Adjustment of Conversion Price.  The Conversion Price shall
                    ------------------------------
be subject to adjustment from time to time as follows:

           (a) In case the Corporation shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of Common Stock to holders of Common Stock without payment of consideration therefor,

                                      4.

       (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Noteholder shall be entitled to receive the number of shares of Common Stock which it would have owned immediately following such action had the Note been Converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective
                                        --------------
       immediately after the record date, if any, in the case of a dividend or distribution or immediately after the effective date in the case of a subdivision or combination or a dividend or a distribution made without a record date, as the case may be.

           (b) In case the Corporation shall issue rights or warrants to all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities Convertible into shares of Common Stock) at a price per share less than the Current Market Price of a share of Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate Conversion price of the convertible securities so offered) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

           (c) In case the Corporation shall distribute to all holders of Common Stock (i) shares of any class of Equity Interest of the Corporation other than shares of Common Stock, (ii) evidences of indebtedness or (iii) other assets (other than (x) regular quarterly dividends out of retained earnings on the Common Stock in an aggregate amount in any fiscal year of the Corporation not exceeding 15 percent (15%) of the Current Fair Value of the Common Stock as of the date of such dividend, or shall distribute to all holders of Common Stock rights or warrants to subscribe for securities (other than those securities referred to in subsection (b)
                                                              --------------
       above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the Common Stock fair market value (as determined in

                                      5.

       good faith by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a resolution of the Board of Directors) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Corporation shall distribute rights or warrants to subscribe for additional shares of the Corporation's Equity Interests (other than the shares of Common Stock referred to in subsection (b) above) ("Rights") to all holders of Common Stock, the
       --------------
       Corporation may (with the consent of the Noteholder), in lieu of making any adjustment pursuant to this subsection (c), make proper provision so
                                       --------------
       that if the Noteholder Converts the Note, or any portion thereof, after the record date for such distribution and prior to the expiration or redemption of the Rights, the Noteholder shall be entitled to receive upon such Conversion, in addition to the shares of Common Stock issuable upon such Conversion ("Conversion Shares"), a number of Rights to be determined as follows: (i) if such Conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates, or any other form, evidencing such Rights ("Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such Conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such Conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the Note was Convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

           (d) In any case in which this Section shall require that an adjustment be made immediately following a record date for an event, the Corporation may elect to defer, until such event, issuing to the Noteholder, if the Note, or any portion thereof, was Converted after such record date, the shares of Common Stock and other Equity Interests of the Corporation issuable upon such Conversion over and above the shares of Common Stock and other Equity Interests of the Corporation issuable upon such Conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares of Common Stock the issuance of which is so deferred, the Corporation shall issue or cause its transfer agent to issue due bills or other appropriate evidence of the right to receive such shares.

       Section 2.6  No Adjustment.  No adjustment in the Conversion Price shall
                    -------------
be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason
                        --------  -------
of this Section are not required to be made shall be carried forward and taken into account in any subsequent

                                      6.

adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

       Section 2.7  Other Adjustments.
                    -----------------

           (a) In the event that, as a result of an adjustment made pursuant to

       Section 2.5 above, the Noteholder shall become entitled to receive any
       -----------
       Equity Interests of the Corporation other than shares of Common Stock, then the Conversion Price of such other Equity Interests so receivable thereafter upon Conversion of the Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Article.

           (b) In the event that shares of Common Stock are not delivered until after the expiration of any of the rights or warrants to subscribe for or purchase shares of Common Stock referred to in Section 2.5(b) and Section
                                                      --------------     -------
       2.5(c) hereof, the Conversion Price shall be readjusted to the Conversion
       ------
       Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

       Section 2.8  Adjustments for Tax Purposes.  The Corporation may, at its
                    ----------------------------
option, make such reductions in the Conversion Price, in addition to those required by Section 2.5 above, as it determines to be advisable in order that
            -----------
any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities Convertible into or exchangeable for stock made by the Corporation to its stockholders will not be taxable to the recipients thereof.

       Section 2.9  Notice of Adjustment.  Whenever the Conversion Price is
                    --------------------
adjusted, the Corporation shall promptly mail to the Noteholder a notice of the adjustment signed by the Chief Financial Officer of the Corporation briefly stating the facts requiring the adjustment and the manner of computing it. The notice shall be prima facie evidence of the correctness of such adjustment.

       Section 2.10  Notice of Certain Transactions.  In the event that:
                     ------------------------------

           (a) the Corporation takes any action which would require an adjustment in the Conversion Price; or

           (b) the Corporation shall declare or authorize a redemption or repurchase of in excess of 5% of the then outstanding capital stock of the Corporation;

           (c) there is a dissolution or liquidation of the Corporation;

                                      7.

           (d)  there is an Exchange Event;

the Corporation shall mail to the Noteholder a notice describing the circumstances and stating the proposed record or effective date, as the case may be. The Corporation shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein (i) shall not affect the validity of any transaction referred to in clause (a) or (b) of this Section
                                               ----------    ---
but (ii) shall cause any and all rights the Noteholder would have had had the Corporation not failed to mail such notice to be preserved until 30 days after Noteholder actually receives such notice.

       Section 2.11  Effect of Reclassifications, Consolidations, Mergers,
                     -----------------------------------------------------
Changes of Ownership or Sales on Conversion Privilege.  If any of the following
-----------------------------------------------------
shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), (ii) any consolidation or merger to which the Corporation is a party (other than a merger (a) in which the Corporation is the continuing corporation, (b) which does not result in any reclassification of, or change (other than a change in name, or from par value to no par value, or from no par value to par value), in, outstanding shares of Common Stock, and (c) in which holders of shares of Common Stock are not entitled to receive cash, securities or other consideration for shares of Common Stock as a result of such consolidation or merger), or (iii) any sale or conveyance of all or substantially all of the property or business of the Corporation as an entirety, then the Corporation, or such successor or purchasing Person, as the case may be, and the Noteholder shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver an amendment to the Note in form and substance reasonably satisfactory to the Noteholder providing that the Note shall thereafter be Convertible only into, and upon such Conversion the Noteholder shall be entitled to receive, the kind and amount of shares of stock or interests and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon Conversion of the Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such amendment shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article. The foregoing, however, shall not in any way affect the rights the Noteholder may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c)
                            -----------                         --------------
of Section 2.5, to receive Rights upon Conversion of the Note.  If, in the case
   -----------
of any such consolidation, merger, sale or conveyance, the stock, interests or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a Person other than the successor or purchasing Person, as the case may be, in such consolidation, merger, sale or conveyance, then such amendment to the Note shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Noteholder as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provision of this Section shall similarly apply to successive consolidations, mergers, sales or conveyances.

                                      8.

                                   ARTICLE 3

                                  REDEMPTION

       Section 3.1  Optional Redemption.  The Note will be subject to redemption
                    -------------------
at the Issuers' option on and subsequent to December 15, 2001. On such date and thereafter, the Note will be subject to redemption at the option of the Issuers (together with the redemptions described in Sections 3.2 and 3.3, "Optional
                                            ------------     ---
Redemption"), in whole or in part (in any integral multiple of $1,000), upon not less than 30 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest up to but not including the redemption date. If redeemed during the 12-month period beginning December 15 of the years indicated below, such redemption price shall be as indicated:


                                              Redemption
               Year                           Price
               ----                           -----

               2001...........................104.0%
               2002...........................103.2%
               2003...........................102.4%
               2004...........................101.6%
               2005...........................100.8%
               2006...........................100.0%

On or after the redemption date, interest will cease to accrue on the Note, or portion thereof called for redemption, subject to Section 3.8 hereof.
                                                  -----------

      Section 3.2  Optional Redemption After Change in Control.  Notwithstanding
                   -------------------------------------------
Section 3.1 above, the Note will be subject to redemption at the Partnership's
-----------
option on and subsequent to a Change in Control. On such date and thereafter, the Note will be subject to redemption at the option of the Partnership, in whole or in part (in any integral multiple of $1,000), for a period of 90 days after the Change in Control, upon not less than 30 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest up to but not including the redemption date. If redeemed during the 12-month period beginning December 15 of the years indicated below, such redemption price shall be as indicated:

                                      9.

                                             Redemption
               Year                          Price
               ----                          -----

               1996...........................108.0%
               1997...........................107.2%
               1998...........................106.4%
               1999...........................105.6%
               2000...........................104.8%
               2001...........................104.0%
               2002...........................103.2%
               2003...........................102.4%
               2004...........................101.6%
               2005...........................100.8%
               2006...........................100.0%

On or after the redemption date, interest will cease to accrue on the Note, or portion thereof called for redemption, subject to Section 3.8 hereof.
                                                  -----------

       Section 3.3  Optional Redemption Based on Current Market Price.
                    -------------------------------------------------
Notwithstanding Section 3.1 above, the Note will be subject to redemption by the
                -----------
Issuers prior to December 15, 2001 upon 30 days notice at any time commencing after December 15, 1999 if the Current Market Price of the Common Stock shall be at least 25% greater than the Conversion Price (as adjusted pursuant to the terms and conditions hereof and of the Incorporation Agreement) on each Trading Day in a period of 20 consecutive Trading Days ending not more than 10 days before such notice is given. On such date and thereafter, the Note will be subject to redemption at the option of the Issuers, in whole or in part (in any integral multiple of $1,000), upon not less than 30 days' prior notice by mail at the following redemption prices (expressed as percentages of the principal amount set forth below), in each case together with accrued and unpaid interest up to but not including the redemption date. If redeemed during the 12-month period beginning December 15 of the years indicated below, such redemption price shall be as indicated:

                                              Redemption
                Year                          Price
                ----                          -----

                1999..........................104.2%
                2000..........................103.6%
                2001..........................103.0%
                2002..........................102.4%
                2003..........................101.8%
                2004..........................101.2%
                2005..........................100.6%
                2006..........................100.0%

                                      10.

On or after the redemption date, interest will cease to accrue on the Note, or portion thereof called for redemption, subject to Section 3.8 hereof.
                                                  -----------

      Section 3.4  Notice of Redemption.  If the Issuers elect to redeem the
                   --------------------
Note pursuant to the provisions of Sections 3.1, 3.2 or 3.3 hereof, at least 30
                                   ------------  ---    ---
days before a redemption date, the Issuers shall mail a notice of redemption to the Noteholder at its registered address.

      The notice shall state:

          (a)  the redemption date;

          (b)  the redemption price;

          (c) if the Note is being redeemed in part, the portion of the principal amount of the Note to be redeemed and that, after the redemption date, upon cancellation of the Note, a new Note in principal amount equal to the unredeemed portion will be issued in the name of the Noteholder thereof;

          (d) the paragraph of the Note pursuant to which the Note is being redeemed and the circumstances entitling the Issuers to effect such redemption; and

          (e) the current Conversion Price and the date on which the right to Convert the Note or portions thereof into shares of Common Stock will expire.

      Section 3.5  Effect of Notice of Redemption.  Once notice of redemption is
                   ------------------------------
mailed, the Note becomes due and payable on the redemption date at the price set forth in the Note.

      Section 3.6  Payment of Redemption Price and Cancellation of the Note.  On
                   --------------------------------------------------------
or before the redemption date and upon the tendering of the Note by the Noteholder to the Corporation, unless the Note has been theretofore Converted into Common Stock pursuant to the provisions hereof, the Issuers shall deliver to the Noteholder a certified or bank check sufficient to pay the redemption price of and accrued interest on the Note up to but not including the redemption date and cancel the Note or, if so requested by Noteholder, shall transfer such amount in immediately available funds by wire transfer to an account designated by the Noteholder.

      Section 3.7  Partial Redemption of the Note.  The Partnership may redeem
                   ------------------------------
all or any portion of the Note, upon the terms and at the redemption prices set forth in the Note. Upon cancellation of the Note due to partial redemption of the Note, the Partnership shall issue at the expense of the Partnership a new note equal in principal amount to the unredeemed portion of the Note.

      Section 3.8  Effect of Default in Payment of Redemption Price.  Once a
                   ------------------------------------------------
notice of redemption has been mailed, if the Issuers fail on the redemption date to pay to the

                                      11.

Noteholder the redemption price of, and accrued interest on, the Note ("Redemption Payment Default"), then interest on the Note shall continue to accrue after such redemption date. After the occurrence of a Redemption Payment Default, the Issuers may thereafter redeem the Note by making the required payment, except that the Issuers shall mail a notice specifying the date on which such payment is to be made to the Noteholder at least seven days before the scheduled payment date.


                                   ARTICLE 4

                      NOTEHOLDER RIGHT TO CAUSE REPURCHASE

      Section 4.1  Repurchase of Note Upon a Change of Control or Releveraging.
                   -----------------------------------------------------------
If a (i) Change of Control or (ii) a Releveraging (each, a "Designated Event") shall occur at any time, then the Noteholder shall have the right to require that the Issuers purchase the Note, in whole only, at a purchase price ("Designated Event Purchase Price") in cash in an amount equal to 101% of the principal amount of the Note, plus accrued and unpaid interest, to the date of purchase ("Designated Event Purchase Date"), pursuant to the offer described below ("Designated Event Offer") and the other procedures set forth in Sections
                                                                       --------
4.2 and 4.3 of this Article.
---

      Section 4.2  Notice.  Within 30 days following any Change of Control, and
                   ------
at least 15 days before any Releveraging, the Issuers shall mail notice of such Designated Event (a "Designated Event Purchase Notice") to the Noteholder, stating or including:

          (a) that a Change of Control has occurred, or that a Releveraging is expected to occur, as the case may be, the date of such event, and that the Noteholder has the right to require the Issuers to repurchase the Note, at the Designated Event Purchase Price;

          (b) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Corporation, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Corporation filed subsequent to such Quarterly Report, or, in the event the Corporation is not required to prepare any of the foregoing forms, comparable financial information and
      (ii) the circumstances and relevant facts (to the extent known by the Issuers) regarding such Designated Event and, to the extent available, pro
                                                                             ---
      forma historical income, cash flow and capitalization after giving effect
      -----
      to such Designated Event, if any;

          (c) the Designated Event Purchase Date, which, in the case of a Change in Control, shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed or such later date as is necessary to comply with any applicable securities laws or regulations, and in the case of a Releveraging shall be no later

                                      12.

      than the first Business Day after the Releveraging (or, if practicable, the day of the Releveraging);

          (d) that the Designated Event Offer is being made pursuant to this Article and that the Note properly tendered pursuant to the Designated Event Offer will be accepted for payment at the Designated Event Purchase Price;

          (e) the Designated Event Purchase Price;

          (f) that the Note must be surrendered on or prior to the Designated Event Purchase Date to the Corporation at the office of the Corporation;

          (g) that the Note tendered will continue to accrue interest and that unless the Issuers default in the payment of the Designated Event Purchase Price, the Note accepted for payment pursuant to the Designated Event Offer shall cease to accrue interest after the Designated Event Purchase Date; and

          (h) the procedures for withdrawing a tender.

      Section 4.3  Payment and Delivery.  Upon receipt by the Corporation of the
                   --------------------
proper tender of the Note by the Noteholder, the Noteholder shall (unless the tender of the Note is properly withdrawn) thereafter be entitled to receive solely the Designated Event Purchase Price with respect to the Note. Upon surrender of the Note for purchase in accordance with the foregoing provisions, the Note shall be paid by the Issuers at the Designated Event Purchase Price in the manner set forth in Section 3.6; provided, however, that installments of
                                     --------  -------
interest whose Stated Maturity is on or prior to the Designated Event Purchase Date shall be payable to the Noteholder. If the Note tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Designated Event Purchase Date at the rate borne by the Note.

      Section 4.4  Withdrawal of Notice.  A Designated Event Purchase Notice may
                   --------------------
be withdrawn before or after delivery of the Note by the Noteholder to the Corporation at the office of the Corporation, by means of a written notice of withdrawal delivered by the Noteholder to the Corporation at the office of the Corporation not later than 5:00 p.m. (New York time) two Business Days prior to the Designated Event Purchase Date specifying that the Noteholder rejects the Designated Event Offer and withdraws the Designated Event Purchase Notice.

                                      13.

                                   ARTICLE 5

                                 SUBORDINATION

      Section 5.1  Note Subordinate to Senior Indebtedness.  The Issuers
                   ---------------------------------------
covenant and agree, and the Noteholder by its acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Note and the payment of the principal of, premium, if any, and interest hereon are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full, in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness. This Note and the Indebtedness represented hereby constitute Subordinated Indebtedness for purposes of and as defined in the Senior Subordinated Notes.

      This Article shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

      Section 5.2  Payment Over of Proceeds Upon Dissolution, Etc.  In the
                   -----------------------------------------------
event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the either Issuer or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of either Issuer, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of either Issuer, then and in any such event:

          (a) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents or, as acceptable to each holder of Senior Indebtedness, in any other manner, of all amounts due on or in respect of all Senior Indebtedness, before the Noteholder is entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Securities) on account of principal of, premium, if any, or interest on the Note; and

          (b) any payment or distribution of assets of either Issuer of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Noteholder (in its capacity as Noteholder) would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the

                                      14.

      Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or cash equivalents or as acceptable to the holders of Senior Indebtedness, in any other manner, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing provisions of this Section, the Noteholder shall have received any payment or distribution of assets of either Issuer of any kind or character, whether in cash, property or securities, in respect of principal, premium, if any, and interest on the Note before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness have been issued for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents or, as acceptable to each holder of Senior Indebtedness, any other manner, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      The consolidation of either Issuer with, or the merger of either Issuer with or into, another Person or the liquidation or dissolution of either Issuer following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 9 shall not be deemed a dissolution, winding up, liquidation,
         ---------
reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of either Issuer for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article 9.
                        ---------

      Section 5.3  Suspension of Payment When Senior Indebtedness in Default.
                   ---------------------------------------------------------

          (a) Unless Section 5.2 shall be applicable, upon the occurrence and
                     -----------
      during the continuance of a Payment Default, no payment or distribution of any assets of either Issuer of any kind or character (excluding Permitted Junior Securities) shall be made by either Issuer on account of principal of, premium, if any, or interest on, the Note, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Note, unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness shall have been discharged or paid in full in cash or cash equivalents, or in any other manner as acceptable to each holder of such Designated Senior Indebtedness, after which the Issuers shall (subject to the other provisions of this Article) resume

                                      15.

      making any and all required payments in respect of the Note, including any missed payments.

          (b) Unless Section 5.2 shall be applicable, upon (1) the occurrence
                     -----------
      and during the continuance of a Non-payment Default and (2) receipt by the Noteholder and the Issuers from a representative of the holder of any Designated Senior Indebtedness (collectively a "Senior Representative") or the holder of any Designated Senior Indebtedness of written notice of such Non-payment Default, no payment or distribution of any assets of either Issuer of any kind or character (excluding Permitted Junior Securities) shall be made by either Issuer on account of any principal of, premium, if any, or interest on, the Note, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of the Note for a period ("Payment Blockage Period") commencing on the date of receipt by the Issuers of such notice and continuing until the earliest of (subject to any blockage of payments that may then or thereafter be in effect under subsection (a) of this Section) (x) 179 days after receipt of such written
      --------------
      notice by the Issuers (provided any Designated Senior Indebtedness as to which notice was given shall theretofore have not been accelerated), (y) the date on which such Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full in cash or cash equivalents, or in any other manner as acceptable to the holders of Designated Senior Indebtedness or
      (z) the date on which such Payment Blockage Period shall have been terminated by written notice to the Issuers from the Senior Representative or holder of Designated Senior Indebtedness initiating such Payment Blockage Period, after which, in the case of clause (x), (y) or (z), the
                                                   ----------  ---    ---
      Issuers shall (subject to the other provisions of this Article including paragraph (a) above) promptly resume making any and all required payments
      -------------
      in respect of the Note, including any missed payments. Notwithstanding any other provision of this Note, in no event shall a Payment Blockage Period under this paragraph (b) extend beyond 179 days from the date of
                        -------------
      the receipt by the Issuers of the notice referred to in clause (2) of this
                                                              ----------
      paragraph (b) ("Initial Blockage Period").  Any number of notices of Non-
      -------------
      payment Defaults may be given during the Initial Blockage Period; provided
                                                                        --------
      that during any period of 365 consecutive days only one Payment Blockage Period under this paragraph (b) may commence and the duration of such
                        -------------
      period may not exceed 179 days. No Non-payment Default with respect to Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage period, whether or not within a period of 365 consecutive days, unless such Non-payment Default shall have been cured or waived for a period of not less than 90 consecutive days. The Issuers will deliver notice to the Noteholder promptly after the date on which any Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full.


                                      16.

          (c) In the event that, notwithstanding the foregoing, the Issuers shall make any payment to the Noteholder prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative or as a court of competent jurisdiction shall direct.

      Section 5.4  Payment Permitted if No Default.  Nothing contained in this
                   -------------------------------
Article or elsewhere in this Note shall prevent the Issuers, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Issuers referred to in Section 5.2 or under the
                                                     -----------
conditions described in Section 5.3, from making payments at any time of
                        -----------
principal of, premium, if any, or interest on the Note.

      Section 5.5  Subrogation to Rights of Holders of Senior Indebtedness.
                   -------------------------------------------------------
After the payment in full, in cash or cash equivalents or, as acceptable to each holder of Senior Indebtedness, in any other manner of all Senior Indebtedness, the Noteholder shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Noteholder would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by the Noteholder, shall, as among the Issuers, their creditors other than holders of Senior Indebtedness, and the Noteholder be deemed to be a payment or distribution by the Issuers to or on account of the Senior Indebtedness.

      Section 5.6  Provisions Solely to Define Relative Rights.  The provisions
                   -------------------------------------------
of this Article are intended solely for the purpose of defining the relative rights of the Noteholder on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Note is intended to or shall (a) impair, as among the Issuers, their creditors other than holders of Senior Indebtedness and the Noteholder the obligation of the Issuers, which is absolute and unconditional, to pay, to the Noteholder the principal of, premium, if any, and interest on the Note as and when the same shall become due and payable in accordance with its terms; (b) affect the relative rights against the Issuers of the Noteholder and creditors of the Issuers other than the holders of Senior Indebtedness; or (c) prevent the Noteholder from exercising all remedies otherwise permitted by applicable law upon default under the Note, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of either Issuer referred to in

Section 5.2, to receive, pursuant to and in accordance with such Section, cash,
-----------
property and securities otherwise payable or deliverable to the Noteholder, or
(2) under the conditions specified in Section 5.3, to prevent any payment
                                      -----------
prohibited by such Section or enforce their rights pursuant to Section 5.3(c).
                                                               --------------
                                      17.

      Section 5.7  Noteholder to Effectuate Subordination.  The Noteholder
                   --------------------------------------
agrees to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article, including, in the event of any dissolution, winding-up, liquidation or reorganization of either Issuer whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Issuers owing to the Noteholder in the form required in such proceedings and the causing of such claim to be approved. If the Noteholder does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of Senior Indebtedness, and their agents, trustees or other representatives are authorized (but shall not have any obligation) to do so for and on behalf of the Noteholder.

      Section 5.8  No Waiver of Subordination Provisions.
                   -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuers or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Issuers with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section,
                                                 --------------
      the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Issuers or the Noteholder without incurring responsibility to the Noteholder and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Noteholder to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Issuers and any other Person; provided, however, that in no event shall any such actions limit the right
                -------
      of the Noteholder to take any action to accelerate the maturity of the Note pursuant to Article 7 of this Note or to pursue any rights or
                       ---------
      remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article, subject to the rights, if any, under this Article, of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

      Section 5.9  Reliance on Judicial Orders or Certificates.  Upon any
                   -------------------------------------------
payment or distribution of assets of the Issuers referred to in this Article, the Noteholder shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding

                                      18.

up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Noteholder for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Issuers, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall
                                            --------
apply only if such court has been fully apprised of the provisions of this Article.

      Section 5.10  No Suspension of Remedies.  Nothing contained in this
                    -------------------------
Article shall limit the right of the Noteholder to take any action to accelerate the maturity of the Note pursuant to Article 7 of this Note or to pursue any
                                     ---------
rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

      Section 5.11  Reinstatement.  The provisions of this Article shall
                    -------------
continue to be effective or reinstated, as the case may be, if at any time any payment of the Senior Indebtedness is rescinded or must otherwise be returned by any Senior Representative, any bank which is party to the Bank Credit Facility or any other holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Issuers or Brylane Capital Corp., a Delaware corporation, or any successor Person thereto, or otherwise, all as though such payment had not been made.

      Section 5.12  Amendments to Article 5.  Notwithstanding any other
                    -----------------------
provision of this Note, no change, modification or amendment of any provision of this Article shall be effective against any holder of Senior Indebtedness that did not consent to such change, modification or amendment.


                                   ARTICLE 6

                                   COVENANTS

      Section 6.1  Payment of Principal, Premium and Interest.  The Issuers will
                   ------------------------------------------
duly and punctually pay the principal of, premium, if any, and interest on the
Note in accordance with the terms of the Note.

      Section 6.2  Pro Rata Distributions.  All distributions of the Partnership
                   ----------------------
to Partners will be pro rata.

      Section 6.3  Partnership or Corporate Existence.  Subject to Article 9,
                   ----------------------------------              ---------
each of the Issuers will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or partnership existence, as the case may be, and the corporate or

                                      19.

partnership existence of each Subsidiary; provided, however, that neither of the
                                          --------  -------
Issuers shall be required to preserve any such corporate existence of any such Subsidiary if the Board of Directors or Board of Representatives, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Issuer and the Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of either Issuer to perform its obligations hereunder; and provided, further, however, that the foregoing shall not prohibit
               --------  -------  -------
a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Note. Each of the Issuers will, and will cause its Subsidiaries to, obtain and preserve qualification to do business as a foreign limited partnership or a foreign corporation, as the case may be, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Note.

      Section 6.4  Stay, Extension and Usury Laws.  Each of the Issuers
                   ------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Note; and each of the Issuers (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Noteholder, but will suffer and permit the execution of every such power as though no such law has been enacted.

      Section 6.5  Preservation of Noteholder's Right to Receive Common Stock.
                   ----------------------------------------------------------
The Corporation covenants and agrees that it shall not enter into any agreements, make any arrangements or amend its Certificate of Incorporation or bylaws in a manner that would restrict the Noteholder's right or ability to receive Common Stock upon Conversion of the Note in the manner set forth herein.

      Section 6.6  The Corporation to Provide Stock.  The Corporation shall at
                   --------------------------------
all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of the Note as herein provided, a sufficient number of shares of Common Stock to permit the conversion of the outstanding principal amount of the
Note into shares of Common Stock.

      Section 6.7  Financial Statements.  The Noteholder shall be entitled to
                   --------------------
receive, and the Corporation may satisfy its obligations to the Noteholder pursuant to this Section 6.7 by delivering to the Noteholder, the financial
                 -----------
statements and other information required to be delivered to a Stockholder pursuant to the terms of Section 3.1 of the Stockholders Agreement.
                         -----------

      Section 6.8  Related Party Transactions.  After the date of issuance of
                   --------------------------
the Note neither the Issuers nor any Subsidiary shall, without the written consent of the Noteholder, enter into any transaction with any executive officer, director, partner or Affiliate (other than

                                      20.

a wholly-owned subsidiary) of either Issuer, any Affiliate of any executive officer, director, or partner of either Issuer, or any partner, executive officer, director or Affiliate of any Subsidiary other than (A) transactions that are at least as favorable to such Issuer or the Subsidiary as could have been obtained on an arm's-length basis with a Person who is not an executive officer, director, partner or Affiliate of such Issuer or an Affiliate of an executive officer, director, or partner of such Issuer, or a partner, executive officer, director or Affiliate of any Subsidiary (as determined in the good faith judgment of the Board of Directors) or (B) the transactions contemplated by the Credit Card Agreement and the Trademark Agreement.

      Section 6.9  Reservation of Shares; Listing of Shares, Etc.
                   ---------------------------------------------

          (a) The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the Conversion of the Note the full number of shares of its Common Stock deliverable upon conversion of the entire principal amount of the Note or portion thereof not theretofore Converted.

          (b) If any shares of Common Stock required to be reserved for purposes of Conversion of the Note hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon Conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange or admitted for trading on the National Association of Securities Dealers Automated Quotation System, the Corporation will, as expeditiously as possible, if permitted by the rules of such exchange or the NASD, cause to be listed and keep listed on such exchange or such quotation system, upon official notice of issuance or upon admission for trading, all shares of Common Stock issuable upon Conversion of the Note.

          (c) The shares of Common Stock issuable upon conversion of the Note, when the same shall be issued in accordance with the terms hereof, are hereby declared to be and shall be fully paid and nonassessable shares of Common Stock in the hands of the holders thereof.


                                   ARTICLE 7

                             DEFAULTS AND REMEDIES

      Section 7.1  Events of Default.  "Event of Default", wherever used herein,
                   -----------------
means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 5 or be
                                                                ---------
voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                      21.

      (a) there shall be a default in the payment of any interest on the Note when it becomes due and payable, and such default shall continue for a period of 30 days;

          (b) there shall be a default in the payment of the principal of (or premium, if any, on) the Note at its Stated Maturity, upon acceleration, optional or mandatory redemption, required repurchase or otherwise;

          (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Issuers (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clause (a) or (b) or in clauses (ii) or (iii) of this clause
                    ----------              ------------    -----         ------
      (c)) and such default or breach shall continue for a period of 30 days
      ---
      after written notice has been given, by certified mail, to the Issuers by the Noteholder; (ii) there shall be a default in the performance or breach of the provisions of Article 9; or (iii) the Issuers shall have failed to
                           ---------
      make or consummate a Designated Event Offer in accordance with the provisions of Article 4;
                    ---------

          (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which either Issuer or any Subsidiary then has outstanding Indebtedness in excess of $7,500,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

          (e) one or more judgments, orders or decrees for the payment of money in excess of $7,500,000 (net of amounts covered by insurance pursuant to which payments are made within 10 days after the applicable period described in clause (ii) of this paragraph (e) (treating any deductibles,
                   -----------         -------------
      self-insurance or retention as being not so covered)), either individually or in the aggregate, shall be entered against either Issuer or any Subsidiary or any of their respective properties and shall not be discharged and either (i) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree, or (ii) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

          (f) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of either Issuer or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging either Issuer or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of either Issuer or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of either Issuer or any Significant Subsidiary or of any substantial part of any of its property, or ordering

                                      22.

      the winding up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

          (g) either Issuer or any Significant Subsidiary (i) commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) consents to the entry of a decree or order for relief in respect of either Issuer or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy law or to the commencement of any bankruptcy or any insolvency case or proceeding against it, (iii) files a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, (iv) (x) consents to the filing of such petition or to the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of either Issuer or such Significant Subsidiary or of any substantial part of its property, (y) makes an assignment for the benefit of creditors, or (z) admits in writing of its inability to pay its debts generally as they become due, or (v) either Issuer or any Significant Subsidiary takes any corporate or partnership action in furtherance of any such actions in this paragraph (g).
                           -------------

      The Issuers shall deliver to the Noteholder within five Business Days after the occurrence thereof, written notice of any Default, its status and what action the Issuers are taking or proposes to take with respect thereto.

      Section 7.2  Acceleration of Maturity; Rescission and Annulment.  If an
                   --------------------------------------------------
Event of Default (other than an Event of Default specified in clause (f) or (g)
                                                              ----------    ---
of Section 7.1 that occurs with respect to either of the Issuers or any
   -----------
Significant Subsidiary) shall occur and be continuing, the Noteholder may declare the Note due and payable immediately at its outstanding principal amount together with accrued and unpaid interest, if any, to the date the Note becomes due and payable by a notice in writing to both of the Issuers and, if the Bank Credit Facility is in effect, to the agent under the Bank Credit Facility, and upon any such declaration, such principal and interest shall become due and payable immediately, except if the Bank Credit Facility is in effect, any such acceleration shall not be effective until the first to occur of (l) an acceleration under the Bank Credit Facility or (2) the fifth Business Day after receipt by both of the Issuers and by such agent under the Bank Credit Facility of such written notice given hereunder, and thereupon the Noteholder may, at its discretion, proceed to protect and enforce its rights by appropriate judicial proceeding. If an Event of Default specified in clause (f) or (g) of Section
                                                 ----------    ---    -------
7.1 occurs with respect to either of the Issuers, or any Significant Subsidiary
---
and is continuing, then the Note shall ipso facto become and be immediately due
                                       ---- -----
and payable, in an amount equal to the outstanding principal amount of the Note, together with accrued and unpaid interest, if any, to the date the Note becomes due and payable, without any declaration or other act on the part of the Noteholder.

                                      23.

      In the event a declaration of acceleration arising from an Event of Default specified in clause (d) of Section 7.1 shall have occurred and be
                     ----------    -----------
continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness and, if such Indebtedness is not Senior Indebtedness, such rescission has been made without any payment or other transfer or grant or any tangible or intangible property or right to such holders in connection with such recision, and written notice of such discharge or recision, as the case may be, shall have been given to the Noteholder by the Issuers and by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 75 days after such declaration of acceleration in respect to the Note, and (x) no other Event of Default has occurred during such 75-day period, and (y) no Default arising from such discharge has occurred during such 75-day period, which, in either case, has not been cured or waived during such 75-day period.

      At any time after such declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Noteholder as provided hereinafter in this Article, the Noteholder by written notice to the Issuers, may rescind and annul such declaration and its consequences. No such rescission shall affect any subsequent or other Event of Default or impair any right consequent thereon.

      Section 7.3  Restoration of Rights and Remedies.  If the Noteholder has
                   ----------------------------------
instituted any proceeding to enforce any right or remedy under this Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Noteholder, then and in every such case the Partnership and the Noteholder shall, subject any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Noteholder shall continue as though no such proceeding had been instituted.

      Section 7.4  Rights and Remedies Cumulative.  No right or remedy herein
                   ------------------------------
conferred upon or reserved to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 7.5  Delay or Omission Not Waiver.  No delay or omission of the
                   ----------------------------
Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Noteholder.


                                      24.

      Section 7.6  Waiver of Past Defaults.  The Noteholder by notice to the
                   -----------------------
Issuers may waive an existing Event of Default and its consequences. When an Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.


                                   ARTICLE 8

                                  DEFINITIONS

      Section 8.1  Definitions.  For all purposes of this Note, except as
                   -----------
otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article 8 have the meanings assigned to
                                        ---------
      them in this Article 8, and include the plural as well as the singular;
                   ---------

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision; and

          (d) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

      "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition, as the case may be. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary, as the case may be.

      "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person (or any partner of such Person) or (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's (or any partner of such Person's) Voting Equity Interests or any executive officer or director of either of such other Persons. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                                      25.

      "Bank Credit Facility" means the Credit Agreement, dated as of December 9, 1996, among, inter alia, the Issuers, Morgan Guaranty Trust Company of New York,
             ----- ----
as agent, Merrill Lynch Capital, as documentation agent and the lenders party thereto, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing).

      "Bankruptcy Law" means Title 11, United States Code or any similar federal or state law for debtor relief.

      "Board of Directors" and "Board" each means the board of directors of the Corporation.

      "Board of Representatives" means the board of representatives or directors, management committee or any authorized committee thereof responsible for the management of the business and affairs of the Partnership or its General Partner.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

      "Capital Lease Obligation" of any Person means any obligations of such Person and its subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

      "Change of Control" means the occurrence of any of the following events:
(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of all classes of Voting Equity Interests of the Corporation; provided that the Permitted Holders "beneficially own" (as so
                 --------
defined) a lesser percentage of such Voting Equity Interests than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new members of the Board of Directors whose election to such Board or whose nomination for election by the holders of Equity Interests of the Corporation was approved by (a) a Permitted Holder or (b) a vote of at least 66-2/3% of the members of the Board of Directors then still in office who were either members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of such Board of Directors then in

                                      26.

office; (iii) the Corporation consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation or partnership consolidates with or merges into or with the Corporation in any such event pursuant to a transaction in which the outstanding Voting Equity Interests of the Corporation are changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Equity Interests of the Corporation are not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Corporation or where (A) the outstanding Voting Equity Interests of the Corporation are changed into or exchanged for (x) Voting Equity Interests of the surviving corporation or partnership which are not Redeemable Equity Interests or (y) cash, securities and other property (other than Equity Interests of the surviving corporation) and (B) no "person" or "group" other than Permitted Holders owns immediately after such transaction, directly or indirectly, more than the greater of (i) 35% of the total outstanding Voting Equity Interests of the surviving corporation or partnership and (2) the percentage of the outstanding Voting Equity Interests of the surviving corporation or partnership owned, directly or indirectly, by Permitted Holders immediately after such transaction; or (iv) the Corporation is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under Article
                                                                         -------
9 of the Note.
-

      "Common Stock" means the common stock of the Corporation.

      "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of (a) the sum of Consolidated Net Income (Loss), Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges deducted in computing Consolidated Net Income (Loss) in each case, for such period, of such Person and its subsidiaries on a Consolidated basis, plus the amount of Partner Tax Distributions for such period, all determined in accordance with GAAP consistently applied, to (b) the sum of Consolidated Interest Expense for such period and cash and non-cash dividends paid on any Preferred Equity Interest of such Person during such period; provided that (i)
                                                             --------
in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a
                                           --- -----
floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying, at the option of such Person, either the fixed or floating rate and (ii) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based
                                        --- -----
upon the average daily balance of such Indebtedness during the applicable period.

      "Consolidated Income Tax Expense" of any Person means, for any period, the provision for Federal, state, local and foreign income taxes of such Person and its consolidated subsidiaries for such period as determined in accordance with GAAP consistently applied.

                                      27.

      "Consolidated Interest Expense" of any Person means, without duplication, for any period, the sum of (a) the interest expense of such Person and its Consolidated Subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) (i) the interest expense attributable to Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person during such period and (ii) all capitalized interest of such Person and its Consolidated Subsidiaries, in each case as determined in accordance with GAAP consistently applied.

      "Consolidated Net Income (Loss)" of any Person means, for any period, the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period as determined in accordance with GAAP consistently applied, adjusted, to the extent included in calculating such net income (loss), by excluding, without duplication, (i) all extraordinary gains and losses, net of taxes, (ii) the portion of net income (loss) of such Person and its Consolidated Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated Subsidiaries, (iii) net income (loss) of any Person combined with such Person or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains or losses (less all fees and expenses relating thereto), net of taxes, in respect of dispositions of assets other than in the ordinary course of business or (vi) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its shareholders.

      "Consolidated Net Worth" of any Person means the Consolidated stockholders' equity or partners' capital (excluding Redeemable Equity Interests) of such Person and its subsidiaries, as determined in accordance with GAAP consistently applied.

      "Consolidated Non-cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP consistently applied (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

      "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP consistently applied. The term "Consolidated" shall have a similar meaning.

                                      28.

      "Conversion" or "Convert" means the right of the Noteholder to purchase shares of Common Stock, which purchase is effected by receiving all or part of the principal amount of the Note and returning such amount to the Corporation to purchase shares of Common Stock for the Conversion Price as determined in this Note, provided that the cash payment of the principal amount of the Note and the cash payment of the Conversion Price will be offset against each other with the result that no actual cash payment will be made by either party to the other.

      "Credit Card Agreement" means the Credit Card Processing Agreement between World Financial Network National Bank, a national banking association and wholly owned subsidiary of The Limited, Inc., a Delaware corporation, and any successor thereto, and the Partnership, dated as of August 30, 1993, and any other agreement or agreements entered into by the Partnership for similar purposes, as any such agreement or agreements may be amended from time to time.

      "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period (not less than five Business Days) commencing on the date next succeeding the first public announcement of the issuance of the relevant rights or such warrants or such other distribution or such negotiated transaction through such last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

      "Daily Market Price" means (i) in the case of a security listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked quotations regular way on such day or (ii) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

      "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

      "Designated Event" means either a Change in Control or a Releveraging.

      "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Bank Credit Facility and (ii) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding, together with any commitments to lend additional amounts, of at least $20,000,000 and is specifically designated in the instrument

                                      29.

evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by either Issuer.

      "Equity Interest" in any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, in such Person.

      "Event of Default" has the meaning specified in Article 7 hereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "General Partner" means VGP Corporation, a Delaware corporation and any other Person who becomes a general partner of the Partnership in accordance with the terms of the Partnership Agreement.

      "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Note.

      "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained in this Section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements
              --------
for collection or deposit, in either case in the ordinary course of business.

      "Incorporation Agreement" means that certain Incorporation and Exchange Agreement dated as of October 14, 1996 by and among FS Equity Partners II, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Lane Bryant Direct Holding, Inc., The Limited, Inc., WearGuard Corporation, the Corporation and the Noteholder ("Original Incorporation Agreement"), as amended and restated by that certain First Amended and Restated Incorporation and Exchange Agreement dated as of December 9, 1996 by and among the parties to the Original Incorporation Agreement, Noteholder, Leeway & Co. and the NYNEX Master Trust ("Amended and Restated Incorporation

                                      30.

Agreement"), a copy of which is attached as Exhibit 8.1(I) hereto, as amended
                                            --------------
from time to time.

      "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Equity Interest of such Person, or any warrants, rights or options to acquire such Equity Interest, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other
      -----------         ---
Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Equity Interests issued by such Person valued at the greater of their voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through
                                                         -----------
(viii) above.  For purposes hereof, the "maximum fixed repurchase price" of any
------
Redeemable Equity Interest which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Equity Interest as if such Redeemable Equity Interest were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Note and if such price is based upon, or measured by, the fair market value of such Redeemable Equity Interest, such fair market value to be determined in good faith by the board of representatives or directors or other governing body of the issuer thereof.

      "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

      "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

                                      31.

      "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

      "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

      "Partnership Agreement" means that certain Agreement of Limited Partnership of Brylane, L.P. dated August 30, 1993 by and among VGP Corporation, VLP Corporation, Lane Bryant Direct Holding, Inc. and WearGuard Corporation, as amended.

      "Partnership Note" means the Convertible Subordinated Note due 2006, issued December 9, 1996 by the Partnership to Chadwick's, Inc., a Massachusetts corporation.

      "Partner Tax Distributions" means, with respect to the Partnership, amounts distributable by the Partnership to holders of Equity Interests of the Partnership of amounts necessary pursuant to the Partnership Agreement to satisfy current income tax liabilities of such holders attributable to such Equity Interests as a result of income of the Partnership.

      "Payment Default" means any default in the payment of any amount of Designated Senior Indebtedness as and when due whether at maturity, by acceleration, upon a date set for prepayment or otherwise, including principal, premium, if any, interest, commitment fees, letter of credit fees or reimbursement obligations in respect of letters of credit under Designated Senior Indebtedness.

      "Permitted Holders" means (i) The Limited, Inc., a Delaware corporation, and any of its Affiliates, (ii) Freeman Spogli & Co., a California general partnership, and any of its Affiliates, (iii) WearGuard Corporation, a Delaware corporation, and any of its Affiliates, (iv) the Noteholder, and any of its Affiliates, (v) Leeway & Co., a Massachusetts partnership, as nominee for the Long-Term Investment Trust, a trust governed by the laws of the State of New York, and any of its Affiliates and (vi) the NYNEX Master Trust, a trust governed by the laws of the State of New York ("NYNEX"), and any of its Affiliates; provided that the Partnership and its Subsidiaries shall not be
            --------
deemed Affiliates of The Limited, Inc., Freeman Spogli & Co., WearGuard Corporation, Noteholder, Leeway & Co. or NYNEX for purposes of this definition.

      "Permitted Junior Securities" means, so long as the effect of any exclusion employing this definition is not to cause or permit the Note (or any securities proposed to be issued as "Permitted Junior Securities") to be treated in any case or proceeding or similar event described in clause (a), (b) or (c)
                                                        ----------  ---    ---
of Section 5.2 as part of the same class of claims as the Senior Indebtedness or
   -----------
any class of claims pari passu with, or senior to, the Senior Indebtedness, for any payment or distribution, debt or equity securities of either Issuer (or any successor corporation) that are provided for by a plan of reorganization or readjustment

                                      32.

and that are subordinated at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness then outstanding;

provided that (1) if a new corporation results from such reorganization or
--------
readjustment, such corporation assumes any Senior Indebtedness not paid in full in cash or cash equivalents or, as acceptable to the holders of Senior Indebtedness, in any other manner in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

      "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Preferred Equity Interests" means, with respect to any Person, any Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class in such Person.

      "Redeemable Equity Interest" means any Equity Interest that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to any Stated Maturity of the principal of the Note or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

      "Releveraging" means a transaction or series of transactions (the "transaction") (a) in which the Stockholders receive cash or other assets (other than their equity interests in the Person that carries on the business of the Corporation after such transaction) having a fair market value in excess of 75% of the aggregate Current Market Price of the Common Stock held by such holders before such transaction, and (b) immediately after which those Persons who were Stockholders immediately before such transaction own, directly or indirectly, together with the lenders in such transaction, at least 85% of the aggregate equity interests in the Person that carries on the business of the Corporation, in connection with which the Corporation or any of its Subsidiaries has created, issued, assumed, guaranteed, or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise incurred (collectively, "incurred") any Indebtedness immediately after which (on a pro forma basis) the
                                                           --- -----
Consolidated Fixed Change Coverage Ratio for the Corporation for the four full fiscal quarters for which financial information is available immediately preceding the incurrence of such Indebtedness taken as one period (and after giving pro forma effect to (i) the incurrence of such Indebtedness and (if
       --- -----
applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Corporation and

                                      33.

its Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period);
(iii) in the case of Acquired Indebtedness, the related acquisition; and (iv) any acquisition or disposition by the Corporation and its Subsidiaries of any company or any business or any group of assets constituting an operating unit out of the ordinary course of business, whether by merger, stock purchase or sale, or asset purchase or sale, or any related repayment of Indebtedness, in each case since the first day of such four-quarter period, assuming such acquisition or disposition had been consummated on the first day of such four-quarter period) is less than 2.50:1.00.

      "Rights" shall have the meaning set forth in Section 2.4(c).

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable in such proceeding) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Note or thereafter created, incurred or assumed, and whether at any time owing, actually or contingently, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Note. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable in such proceeding) on all monetary obligations of every kind and nature of the Issuers from time to time owed under (i) the Bank Credit Facility, including, without limitation, fees, reimbursement obligations in respect of letters of credit and indemnity and expense reimbursement obligations and (ii) the Senior Subordinated Notes. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Note, (ii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to either Issuer, (iii) Indebtedness that is represented by Redeemable Equity Interests, (iv) any liability for foreign, federal, state, local or other taxes owed or owing by either Issuer and (v) Indebtedness of either Issuer to a Subsidiary or any other Affiliate of such Issuer or any of such Affiliate's subsidiaries (other than Indebtedness in respect of the Bank Credit Facility).

      "Senior Representative" means a representative of one or more holders of Designated Senior Indebtedness.

                                      34.

      "Senior Subordinated Notes" means the 10% Senior Subordinated Securities due 2003, Series B, issued by the Partnership and Brylane Capital Corp., a Delaware corporation pursuant to the Indenture dated as of August 30, 1993 by and among the Partnership, Brylane Capital Corp., United States Trust Company of New York, as trustee, and the other parties listed thereto.

      "Significant Subsidiary" means any Subsidiary of either Issuer in which such Issuer's and its other Subsidiaries' (x) investments in and advances to such Subsidiary exceed 5% of the total assets of the Issuer and its other Subsidiaries Consolidated as of the end of the most recently completed fiscal year, (y) proportionate share of the total assets (after intercompany eliminations) of such Subsidiary exceeds 5% of the total assets of the Issuer and its other Subsidiaries Consolidated as of the end of the most recently completed fiscal year, or (z) equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceed 5% of the income of the Issuer and its other Subsidiaries Consolidated for the most recently completed fiscal year.

      "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

      "Stockholder" means a Stockholder as defined in the Stockholders
Agreement.

      "Stockholders Agreement" means that certain Stockholders Agreement attached as Exhibit E to the Original Incorporation Agreement, as the same will
            ---------
be amended by the Amended and Restated Incorporation Agreement, or such other form of Stockholders Agreement entered into pursuant to Article X of the
                                                        ---------
Partnership Agreement.

      "Subordinated Indebtedness" means any Indebtedness of either Issuer subordinated in right of payment to the Note.

      "Subsidiary" means any Person a majority of the equity ownership or the Voting Equity Interests of which is at the time owned, directly or indirectly, by either Issuer or by one or more Subsidiaries.

      "Trading Day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business, (B) if the applicable security is quoted on The Nasdaq National Market, a day on which trades may be made thereon or (C) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                                      35.

      "Unit" means on ownership interest in the Partnership of a Limited Partner, and shall include, except as otherwise provided in Sections 9.07 and
                                                            -------------
9.08 of the Partnership Agreement, any and all rights and obligations of such
----
Partner under the Partnership Agreement with respect thereto.

      "Voting Equity Interests" means Equity Interests of the class or classes pursuant to which the holders thereof have (i) in respect of a corporation, the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time Equity Interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (ii) in respect of a partnership, the general voting power under ordinary circumstances to elect the board of directors or other governing board of such partnership.

      "Wholly Owned Subsidiary" means a Subsidiary all the outstanding Equity Interests (other than directors' qualifying shares) of which are owned by either Issuer.


                                   ARTICLE 9

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      Section 9.1  Corporation May Consolidate, etc., Only on Certain Terms.
                   --------------------------------------------------------

          (a) The Corporation shall, in a single transaction or a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Corporation on a Consolidated basis to any other Person or group of Affiliated Persons, unless:

               (i) either (a) the Corporation shall be the continuing Person or
          (b) the Person or each Person in such group of Affiliated Persons (if other than the Corporation) formed by such consolidation or into which the Corporation is merged or the Person or each Person in such group of Affiliated Persons which acquires by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Corporation and its Subsidiaries on a Consolidated basis (each such Person, the "Surviving Entity") shall be a corporation or partnership duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia, and such Person or each Person in such group of Affiliated Persons assumes by an amendment to this Note in

                                      36.

          form and substance reasonably satisfactory to the Noteholder, executed and delivered to the Noteholder, all the obligations of the Corporation under this Note, and this Note shall remain in full force and effect;

               (ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

               (iii) The Corporation shall have delivered to the Noteholder, in form and substance reasonably satisfactory to the Noteholder, a certificate signed by an officer of the Corporation and an opinion of counsel to the Corporation each to the effect that such consolidation, merger, transfer, sale, assignment, lease or other transaction and any related amendment to the Note comply with this Article 9 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) The provisions of this Section 9.1 shall not prohibit (i) the
                                     -----------
      merger of a Wholly Owned Subsidiary into the Corporation or (ii) the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of its properties and assets by a Wholly Owned Subsidiary to the Corporation.

      Section 9.2  Successor Substituted.  Upon any consolidation or merger or
                   ---------------------
any sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of the assets of either Issuer in accordance with Section
                                                                       -------
9.1, the successor Person formed by such consolidation or into which an Issuer
---
is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of either Issuer under this Note with the same effect as if such successor Person had been named as either Issuer herein. When a successor assumes all the obligations of its predecessor under this Note, the predecessor will be released from those obligations, provided that in the case
                                                     --------
of a transfer by lease, the predecessor shall not be released from liability for the payment of principal and interest on the Note.


                                   ARTICLE 10

                                 MISCELLANEOUS

      Section 10.1  Notices.  All notices and other communications given or made
                    -------
pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, sent by a nationally recognized commercial carrier or registered or certified mail (postage prepaid, return receipt requested) or transmitted by facsimile to the parties at the following addresses and numbers:

                                      37.

          If to either Issuer to:

               Brylane Inc.
               463 7th Avenue, 21st Floor
               New York, New York  10018
               Attention:  Chief Financial Officer
               Fax No.:  (212) 613-9551

          With a copy to:

               John M. Roth
               Freeman Spogli & Co. Incorporated
               599 Lexington Avenue, 18th Floor
               New York, New York  10022
               Fax No.:  (212) 758-7499

          If to the Noteholder, to:

               Chadwick's Inc.
               The TJX Companies, Inc.
               770 Cochituate Road
               Framingham, Massachusetts  01701
               Attention:  President and General Counsel
               Fax No.:  (508) 390-2457

          With a copy to:

               Arthur G. Siler, Esq.
               Ropes & Gray
               One International Place
               Boston, Massachusetts  02110
               Fax No.:  (617) 951-7050

or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made only as of the date actually received.

      Section 10.2  Amendment.  This Note may be amended by the parties hereto
                    ---------
only by an instrument in writing signed on behalf of each of the parties hereto.

      Section 10.3  Entire Agreement.  This Note (including all Exhibits hereto)
                    ----------------
constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                                      38.

      Section 10.4  Legal Holidays.  A "Legal Holiday" is a Saturday, a Sunday
                    --------------
or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any other operative date for purposes of this Note shall occur on a Legal Holiday, then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

      Section 10.5  No Recourse Against Others.  A director, officer, employee
                    --------------------------
or agent, as such, of either Issuer shall not have any liability for any obligations of either Issuer under the Note or for any claim based on, in respect of or by reason of such obligations or their creation. The Noteholder by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Note.

      Section 10.6  Governing Law.  THE INTERNAL LAWS OF THE STATE OF NEW YORK
                    -------------
SHALL GOVERN THIS NOTE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS
THEREOF.

      Section 10.7  Waiver of Jury Trial.  The Issuers hereby irrevocably waive,
                    --------------------
to the fullest extent permitted by law, all rights to trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this Note or any of the transactions contemplated hereby.

      IN WITNESS WHEREOF, the Issuers have caused this Note to be duly signed as of the date first written above.

ISSUERS:                  BRYLANE INC.,
                          a Delaware corporation


                          By:
                             ----------------------------
                          Name:
                          Title:


                          BRYLANE, L.P.,
                          a Delaware limited partnership


                          By:
                             ----------------------------
                          Name:
                          Title:

                                      39.

                                  EXHIBIT 2.2

                              ELECTION TO CONVERT

To Brylane Inc.:

          The undersigned owner of this Note hereby irrevocably exercises the option to Convert this Note, or the portion below designated, into shares of Common Stock of Brylane Inc. ("Common Stock"), and directs that the shares of Common Stock issuable and deliverable upon Conversion, together with any check in payment for a fractional share, if any, be issued in the name of and delivered to the undersigned.

          The Noteholder, upon the exercise of its Conversion rights, agrees to be bound by the terms of the Registration Rights Agreement relating to the shares of Common Stock issuable upon Conversion of the Note.

Date:
          in whole            Portion of Note to be Converted ($1,000 or
                   ---        integral multiple thereof):
                                    $
                                     ----------------------------
                              Signature (for Conversion only)

                                    ----------------------------

                                    Please Print or Typewrite Name and Address,
                                    Including Zip Code, and Social Note or Other
                                    Identifying Number

                                    ----------------------------
                                    Name

                                    ----------------------------
                                    Address

                                    ----------------------------
                                    Taxpayer Identification

          Signature Guarantee: *
                                ----------------------------------------------

----------------
*Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.